     As Filed with the Securities and Exchange Commission on September 24, 2004

                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                       [ ] Pre-Effective Amendment No. ___

                       [ ] Post-Effective Amendment No. __

                          AIM VARIABLE INSURANCE FUNDS
               (Exact Name of Registrant as Specified in Charter)

                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919

                                -----------------

                                ROBERT H. GRAHAM
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
                     (Name and Address of Agent for Service)

                                   Copies to:

      PETER DAVIDSON                                          RICHARD CHOI
   A I M ADVISORS, INC.                                   FOLEY & LARDNER, LLP
11 GREENWAY PLAZA, SUITE 100                            3000 K ST. NW, SUITE 500
  HOUSTON, TEXAS 77046                                    WASHINGTON, DC 20007

                                -----------------

      Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

      It is proposed that this filing will become effective on October 23, 2004 pursuant to Rule 488.

      The title of the securities being registered is AIM V.I. Mid Cap Core Equity Fund Series I. No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                        PHOENIX-AIM MID-CAP EQUITY SERIES

                      101 Munson StreetGreenfield, MA 01301

                                                                [October ], 2004

Dear Contract Owner:

      Enclosed is a combined Proxy Statement/Prospectus for the Phoenix-AIM Mid-Cap Equity Series (the "Fund") in which your variable annuity contract or variable life insurance policy holds an interest as of October 5, 2004. The combined Proxy Statement/Prospectus contains an important proposal for you to consider. You are eligible to provide voting instructions on how to vote on this proposal because shares of the Fund were beneficially held through your variable annuity contract or variable life insurance policy on October 5, 2004.

      The Board of Trustees of The Phoenix Edge Series Fund (the "Trust") determined that action should be taken with regard to the Fund. In light of the small asset size of the Fund, the Board of Trustees believes that on a long-term basis the Fund may not continue to be a competitive investment option. The Fund has not been able to reach critical asset size or economies of scale, particularly if the seed capital deposited by the sponsor were to be withdrawn. After reviewing the prospects for growth in asset size, the Board determined that the best course of action was to merge the Fund into the AIM V.I. Mid Cap Core Equity Fund (the "Acquiring Fund").

      Under the proposed reorganization, if approved by the shareholders, shares of the Fund will be exchanged for an equal value of shares of the Acquiring Fund, which will result in your holding beneficially through your variable contract shares of the Acquiring Fund. Under the terms of the proposed reorganization you will not pay any costs associated with effecting the reorganization.

      Although we are disappointed that the Fund has not grown sufficiently in size to allow it to continue to be a competitive long-term investment vehicle, we believe that contract owners will be well served by the proposed reorganization, which will allow them to continue their variable contracts with a similar underlying investment vehicle.

      The enclosed materials provide more information about the proposal. Your voting instructions are important to us, no matter how many shares are held through your contract. After you review the enclosed materials, we ask that you provide voting instructions FOR the proposed reorganization. Please provide voting instructions for the proposal by completing, dating and signing your voting instruction form, and mailing it to us today. You can also communicate voting instructions by telephone or by the Internet.

      Thank you for your continued support.

                                              Sincerely,

                                              Philip R. McLoughlin
                                              President

                        PHOENIX-AIM MID-CAP EQUITY SERIES

                              QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT!

      While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposal, which will require your vote.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON [_______, 2004]?

A. The Board of Trustees of The Phoenix Edge Series Fund (the "Trust") has called a special meeting of the Phoenix-AIM Mid-Cap Equity Series at which you will be asked to vote on a reorganization (the "Reorganization") of the Phoenix-AIM Mid-Cap Equity Series into the AIM V.I. Mid Cap Core Equity Fund, a series of AIM Variable Insurance Funds. Phoenix Variable Advisors, Inc ("PVA"), the manager of the Phoenix-AIM Mid-Cap Equity Series, has recommended this Reorganization based upon its determination that the Phoenix-AIM Mid-Cap Equity Series may not continue to be a competitive long-term investment option for variable products issued by Phoenix Life Insurance Company and its affiliated insurance companies. Although PVA has subsidized the Trust's expenses since inception, the Phoenix-AIM Mid-Cap Equity Series has yet to reach critical asset size. As a result, PVA recommended the reorganization of the Phoenix-AIM Mid-Cap Equity Series with a comparable fund that will be offered as an underlying investment option for variable annuity contracts or variable life insurance policies issued by Phoenix Life Insurance Company or its affiliated insurance companies.

      Following the Reorganization, your assets will be managed in accordance with the investment objective, policies and strategies of the AIM V.I. Mid Cap Core Equity Fund, and the Phoenix-AIM Mid-Cap Equity Series will be terminated. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed reorganization and for a more complete description of the AIM V.I. Mid Cap Core Equity Fund.

Q.    WHY DID THE BOARD OF TRUSTEES APPROVE THE REORGANIZATION?

A. The Board of Trustees (the "Board") unanimously approved the Reorganization for a number of reasons. Based upon the Phoenix-AIM Mid-Cap Equity Series' small size and its sales projections, the Phoenix-AIM Mid-Cap Equity Series is not expected to reach a size that will provide a reasonable expense ratio without subsidies from PVA. As a result, the Board concluded that the Phoenix-AIM Mid-Cap Equity Series may not be a competitive investment vehicle on a long-term basis. The Board, in considering the various options available to the Phoenix-AIM Mid-Cap Equity Series, concluded that a reorganization into the AIM V.I. Mid Cap Core Equity Fund was in the best interests of the Fund and its shareholders.

      The Board recommends that you vote FOR the Reorganization.

Q. HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE PHOENIX-AIM MID-CAP EQUITY SERIES AND THE AIM V.I. MID CAP CORE EQUITY FUND COMPARE?

A. The Phoenix-AIM Mid-Cap Equity Series and the AIM V.I. Mid Cap Core Equity Fund are both managed as pattern funds of the retail AIM Mid Cap Core Equity Fund. This means that the Phoenix-AIM Mid-Cap Equity Series is managed by the same management team using the same investment style as the AIM V.I. Mid Cap Core Equity Fund. As a result, the Phoenix-AIM Mid-Cap Equity Series and the AIM V.I. Mid Cap Core Equity Fund have substantially similar investment objectives and policies and generally hold the same securities. In addition, the portfolio managers will not change as a result of the Reorganization.

Q. WHAT ARE THE ADVANTAGES FOR CONTRACT OWNERS WITH A BENEFICIAL INTEREST IN THE PHOENIX-AIM MID-CAP EQUITY SERIES?

A. Combining the two funds will benefit contract owners by allowing them to continue their investment in a fund with a substantially similar investment program and portfolio of securities. In addition, the AIM V.I. Mid Cap Core Equity Fund has a lower total expense ratio than the Phoenix-AIM Mid-Cap Equity Series' total expense ratio, even after subsidies by PVA.

Q.    WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A.    If approved by shareholders of record of Phoenix - AIM Mid-Cap
      Equities Series at the ________, 2004 shareholder meeting, the Reorganization is expected to take effect on or about December 3, 2004.

Q.    WHAT WILL HAPPEN TO THE ACCOUNT BALANCE HELD UNDER MY CONTRACT IN THE
      FUND?

A. There will be no change in value. Upon approval and completion of the Reorganization, shares of the Phoenix-AIM Mid-Cap Equity Series will be exchanged for Series I shares of the AIM V.I. Mid Cap Core Equity Fund based upon a specified exchange ratio determined by the respective net asset values of the funds' shares. Your contract will be credited with Series I shares of the AIM V.I. Mid Cap Core Equity Fund whose aggregate value at the time of issuance will equal the aggregate value of the Phoenix-AIM Mid-Cap Equity Series shares held under your contract on that date.

Q. WILL THE FUND HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE REORGANIZATION?

A. No. All expenses associated with the Reorganization will be paid directly or indirectly by PVA or the investment adviser of the AIM V.I. Mid Cap Core Equity Fund or one of their affiliates.

Q.    WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. No. The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. The Reorganization will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.

Q.    CAN I REALLOCATE MY ACCOUNT BALANCE BEFORE THE REORGANIZATION TAKES PLACE?

A. Yes. You may transfer your account balance out of the Phoenix-AIM Mid-Cap Equity Series and into any other investment option made available by your variable insurance product.

Q.    AFTER THE REORGANIZATION, CAN I TRANSFER MY ACCOUNT BALANCE TO ANOTHER
      OPTION?

A. Yes. In accordance with applicable rules under your contract, you may transfer your account balance then held in the AIM V.I. Mid Cap Core Equity Fund into any other investment option made available by your variable insurance product.

Q.    HOW DO I VOTE?

A. You can provide voting instructions for shares beneficially held through your variable annuity contract or variable life insurance policy by mail using the enclosed voting instruction form or in person at the special meeting. You can also communicate voting instructions by telephone or by the Internet.

Q.    WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders of Phoenix - AIM Mid-Cap Equity Series do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of the Phoenix-AIM Mid-Cap Equity Series and its shareholders.

                        PHOENIX-AIM MID-CAP EQUITY SERIES

                    A SERIES OF THE PHOENIX EDGE SERIES FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON ____________, 2004

      Notice is hereby given that a Special Meeting of Shareholders of the Phoenix-AIM Mid-Cap Equity Series, a series of The Phoenix Edge Series Fund (the "Trust"), will be held at One American Row, Hartford, Connecticut 06102 on [________], 2004] at [______ a.m. ______ time], for the purposes of considering the proposal set forth below. The proposal, if approved, will result in the transfer of all assets and stated liabilities of the Phoenix-AIM Mid-Cap Equity Series to the AIM V.I. Mid Cap Core Equity Fund, a series of AIM Variable Insurance Funds, in return for Series I shares of the AIM V.I. Mid Cap Core Equity Fund (the "Reorganization"). The Phoenix-AIM Mid-Cap Equity Series will then be terminated as soon as reasonably practicable thereafter.

Proposal:   To approve an Agreement and Plan of Reorganization (attached hereto as Exhibit A) providing for the transfer of all assets and stated liabilities of the Phoenix-AIM Mid-Cap Equity
            Series in exchange for Series I shares of the AIM V.I. Mid Cap
            Core Equity Fund, and the shares so received will be distributed to shareholders of the Phoenix-AIM Mid-Cap Equity
            Series.

      Shareholders of record of the Phoenix-AIM Mid-Cap Equity Series as of the close of business on October 5, 2004 are entitled to notice of, and to vote at, this meeting, or any adjournment of this meeting. Contract owners may provide voting instructions on how to vote shares held through their variable annuity contract or variable life insurance policy at the meeting or any adjournment of the meeting.

      Voting instructions executed by you may be revoked at any time prior to Phoenix Life Insurance Company voting the shares represented thereby: by written notice of a Voting Instructions Card's revocation to the Secretary of the Trust at the address above prior to the meeting; or by the subsequent execution and return of another Voting Instructions Card prior to the meeting; or by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

      As a convenience, you can provide voting instructions in any one of four ways:

   -  THROUGH THE INTERNET - www.proxyweb.com

   -  BY TELEPHONE - 800-690-6903

   - BY MAIL - using the enclosed Voting Instructions Card(s) and stage-paid envelope

   -  IN PERSON - at the Special Meeting

      We encourage you to vote by telephone or Internet; have your Voting Instructions Card in hand, and call the number or go to the Web Site and follow the instructions given there. Use of telephone or Internet voting will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.


                                          By Order of the Board of Trustees


                                          Philip R. McLoughlin
                                          President
                                          The Phoenix Edge Series Fund
                                          [__________, 2004]

                           PROXY STATEMENT/PROSPECTUS

                            DATED OCTOBER [___], 2004

        RELATING TO THE ACQUISITION OF PHOENIX-AIM MID-CAP EQUITY SERIES
                    A SERIES OF THE PHOENIX EDGE SERIES FUND
                               101 MUNSON STREET
                              GREENFIELD, MA 01301
                                  800-541-0171
                   BY AND IN EXCHANGE FOR SERIES I SHARES OF
                       AIM V.I. MID CAP CORE EQUITY FUND
                    A SERIES OF AIM VARIABLE INSURANCE FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
                                  713-626-1919

      This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the The Phoenix Edge Series Fund (the "Trust") for the purpose of the Special Meeting of Shareholders (the "Meeting") of the Phoenix-AIM Mid-Cap Equity Series, to be held on [____], 2004] at [___________] time, at One American Row, Hartford, Connecticut 06102. At the Meeting, shareholders of the Phoenix-AIM Mid-Cap Equity Series will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, a form of which is attached hereto as Exhibit A (the "Reorganization Plan"), that will result in the transfer of all assets and stated liabilities of the Phoenix-AIM Mid-Cap Equity Series to the AIM V.I. Mid Cap Core Equity Fund (each, a "Fund"), a series of AIM Variable Insurance Funds ("AVIF"), in return for Series I shares of the AIM V.I. Mid Cap Core Equity Fund (the "Reorganization"). The Phoenix-AIM Mid-Cap Equity Series will then be terminated as soon as reasonably practicable thereafter.

      This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Phoenix-AIM Mid-Cap Equity Series or a variable annuity or variable life insurance contract owner should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents discussed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated October [___], 2004, relating to this Proxy Statement/Prospectus and the Reorganization, including certain financial information about the Phoenix-AIM Mid-Cap Equity Series and the AIM V.I. Mid Cap Core Equity Fund, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to AVIF, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or by calling toll-free 1-800-410-4246.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      The Phoenix-AIM Mid-Cap Equity Series is available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of the Phoenix-AIM Mid-Cap Equity Series. Rather, the insurance companies and its separate accounts are the shareholders. To be consistent with SEC interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting. Therefore, this Proxy Statement/Prospectus is provided to contract owners entitled to give voting instructions regarding the Phoenix-AIM Mid-Cap Equity Series. This Proxy Statement/Prospectus, the Notice of Special Meeting and the voting instruction form are expected to be sent to contract owners on or about October 29, 2004.

      The Reorganization Plan provides that the Phoenix-AIM Mid-Cap Equity Series will transfer all assets and stated liabilities to the AIM V.I. Mid Cap Core Equity Fund in exchange for Series I shares of the AIM V.I. Mid Cap Core Equity Fund, in an amount equal in value to the aggregate net assets of the Phoenix-AIM Mid-Cap Equity Series. These transfers are expected to occur after the close of business on or about December 3, 2004 (the "Closing Date"), based on the value of each Fund's assets as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the Closing Date (the "Effective Time").

      As soon as practicable after the transfer of the Phoenix-AIM Mid-Cap Equity Series' assets and stated liabilities, the Phoenix-AIM Mid-Cap Equity Series will make a liquidating distribution to its shareholders of the AIM V.I. Mid Cap Core Equity Fund's shares received, so that a holder of shares in the Phoenix-AIM Mid-Cap Equity Series at the Effective Time of the Reorganization will receive a number of Series I shares of the AIM V.I. Mid Cap Core Equity Fund with the same aggregate value as the shareholder had in the Phoenix-AIM Mid-Cap Equity Series at the Effective Time. On the Closing Date, shareholders of the Phoenix-AIM Mid-Cap Equity Series will become shareholders of the AIM V.I. Mid Cap Core Equity Fund. The Phoenix-AIM Mid-Cap Equity Series will then be terminated as soon as reasonably practicable thereafter.

      The Trust and AVIF each are open-end, management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). Phoenix Variable Advisors, Inc. ("PVA") is the investment adviser of the Phoenix-AIM Mid-Cap Equity Series. A I M Capital Management, Inc. ("AIM Capital") is the subadviser to the Phoenix-AIM Mid-Cap Equity Series. State Street Bank and Trust Company serves as custodian for the Phoenix-AIM Mid-Cap Equity Series. Phoenix Equity Planning Corporation serves as financial agent of the Phoenix-AIM Mid-Cap Equity Series and, as such, performs administrative, bookkeeping and pricing functions. A I M Advisors, Inc. ("AIM Advisors"), the parent of AIM Capital, is the investment adviser of the AIM V.I. Mid Cap Core Equity Fund. A I M Distributors, Inc. ("AIM Distributors"), a wholly owned subsidiary of AIM Advisors, is the distributor of the AIM V.I. Mid Cap Core Equity Fund. State Street Bank and Trust Company, AIM Investment Services, Inc. and AIM Advisors serve as custodian, transfer agent and administrator, respectively, of the AIM V.I. Mid Cap Core Equity Fund.

      For a more detailed discussion of the investment objective, policies and risks of the Phoenix-AIM Mid-Cap Equity Series, see the Phoenix-AIM Mid-Cap Equity Series prospectus, which includes the Phoenix-AIM Mid-Cap Equity Series financial highlights, and statement of additional information dated May 1, 2004, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Phoenix-AIM Mid-Cap Equity Series. No other parts of the prospectus or statement of additional information other than those that relate to the Phoenix-AIM Mid-Cap Equity Series are incorporated herein. Copies of the Phoenix-AIM Mid-Cap Equity Series prospectus and statement of additional information are available upon request and without charge by writing Phoenix Variable Products Operations, P.O. Box 8027, Boston, MA 02266-8027, or calling 1-800-541-0171.

      For a more detailed discussion of the investment objective, policies and risks of the AIM V.I. Mid Cap Core Equity Fund, see the AIM V.I. Mid Cap Core Equity Fund's prospectus dated April 30, 2004, as supplemented, which has been filed with the SEC and is incorporated by reference herein and statement of additional information dated April 30, 2004, as supplemented, which has been filed with the SEC and is incorporated by reference into the Proxy Statement/Prospectus insofar as it relates to the AIM V.I. Mid Cap Core Equity Fund. No other parts of the statement of additional information are incorporated herein. A copy of the prospectus for the AIM V.I. Mid Cap Core Equity Fund, as supplemented, accompanies this Proxy Statement/Prospectus. Copies of the AIM V.I. Mid Cap Core Equity Fund's statement of additional information are available upon request and without charge by calling 1-800-410-4246.

                                TABLE OF CONTENTS

                                                                                                PAGE
Synopsis.....................................................................................     1
Principal Risks..............................................................................     8
Advisers.....................................................................................     9
Portfolio Managers...........................................................................     9
Investment Management Arrangements...........................................................    10
Certain Civil Proceedings and Lawsuits.......................................................    10
Information Relating to the Reorganization...................................................    11
Federal Income Taxes.........................................................................    12
Capitalization...............................................................................    13
Shareholder Rights...........................................................................    13
Additional Information.......................................................................    16
Board Considerations.........................................................................    18
Voting Matters...............................................................................    19
Other Business...............................................................................    23
Contract Owner Inquiries.....................................................................    23
Exhibit A - Agreement and Plan of Reorganization                                                A-1
Exhibit B - Financial Highlights of AIM V.I. Mid Cap Core Equity Fund                           B-1
Exhibit C - Pending Litigation                                                                  C-1
Exhibit D - Prospectus for AIM V.I. Mid Cap Core Equity Fund dated April 30, 2004, as
            supplemented                                                                        D-1

                                    SYNOPSIS

      This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and purchase, redemption and transfer procedures of the Phoenix-AIM Mid-Cap Equity Series with those of the AIM V.I. Mid Cap Core Equity Fund. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund.

THE REORGANIZATION

      BACKGROUND. Pursuant to the Reorganization Plan (a form of which is attached hereto as Exhibit A), the Phoenix-AIM Mid-Cap Equity Series will transfer all assets and stated liabilities to the AIM V.I. Mid Cap Core Equity Fund in exchange for Series I shares of the AIM V.I. Mid Cap Core Equity Fund. The Phoenix-AIM Mid-Cap Equity Series will distribute the AIM V.I. Mid Cap Core Equity Fund shares that it receives to its shareholders in liquidation of that Fund. The Phoenix-AIM Mid-Cap Equity Series will then be terminated as soon as practicable thereafter. As a result of the Reorganization, shareholders of the Phoenix-AIM Mid-Cap Equity Series will become shareholders of the AIM V.I. Mid Cap Core Equity Fund.

      The Board of Trustees of the Trust, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, considered the proposed Reorganization at a meeting held on May 11, 2004. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see "Board Considerations"), the Board has determined that the Reorganization would be in the best interests of the Phoenix-AIM Mid-Cap Equity Series and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

      MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. The Reorganization has been structured as a tax-free reorganization for U.S. federal income tax purposes. The Reorganization will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.

      DISTRIBUTIONS. Before the Reorganization, the Phoenix-AIM Mid-Cap Equity Series expects to distribute ordinary income and capital gains, earned as of the date of the Reorganization, if any, to its shareholders.

      SPECIAL CONSIDERATIONS AND RISK FACTORS. The investment objectives and policies of the AIM V.I. Mid Cap Core Equity Fund and the Phoenix-AIM Mid-Cap Equity Series are substantially similar. Therefore, an investment in the AIM V.I. Mid Cap Core Equity Fund involves investment risks that are substantially similar to those of the Phoenix-AIM Mid-Cap Equity Series. For a more complete discussion of the risks associated with the Funds, see "PRINCIPAL RISKS" below.

THE TRUST AND AVIF

      The Trust, an open-end, management investment company registered with the SEC, which offers redeemable shares in different series, was organized as a Massachusetts business trust on February 18, 1986. The Phoenix-AIM Mid-Cap Equity Series is a series of the Trust, which offers one class of shares.

      AVIF, an open-end, management investment company registered with the SEC, which offers redeemable shares in different series, was originally organized on January 22, 1993 as a Maryland corporation. AVIF reorganized as a Delaware statutory trust on May 1, 2000. The AIM V.I. Mid Cap Core Equity Fund is a series of AVIF, which offers two classes of shares, Series I and Series II shares. Only the Series I shares of the AIM V.I. Mid Cap Core Equity Fund are participating in the Reorganization.

FEES AND EXPENSES

      The following comparative fee table shows the fees and expenses for each Fund as of December 31, 2003. The pro forma table shows the AIM V.I. Mid Cap Core Equity Fund's fees assuming that the Reorganization is approved. The table does not reflect fees associated with a separate account that invests in the Funds or any costs associated with ownership of a variable annuity or variable life insurance contract for which the Funds are investment options. If these fees were reflected, fees and charges would be higher than those shown.

                                  FUND EXPENSES

      The Funds do not assess any sales loads, redemption or exchange fees, but contract owners do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                            ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                          PRO FORMA -
                                                 AIM V.I. MID                            AIM V.I. Mid
                                                    CAP CORE          PHOENIX-AIM          CAP CORE
                                                 EQUITY FUND            MID-CAP           EQUITY FUND
                                               SERIES I SHARES       EQUITY SERIES      I SHARES
                                               ---------------       -------------      ---------------
Management Fees.............................        0.73%                0.85%              0.73%
Other Expenses..............................        0.34%                1.42%(1)           0.34%
                                                    ----                 ----               ----
Total Annual Fund Operating Expenses........        1.07%                2.27%(1)           1.07%

----------
(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.10% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

                                     EXAMPLE

      The following table is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The table does not reflect fees associated with a separate account that invests in the Funds or any costs associated with ownership of a variable annuity or variable life insurance contract for which the Funds are investment options. If these fees were reflected, fees and charges would be higher than those shown.

      The examples do not assume that any fund expense waiver or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         FUND                            1 YEAR       3 YEARS   5 YEARS      10 YEARS
--------------------------------------------------       ------       -------   -------      --------
AIM V.I. Mid Cap Core Equity Fund
  Series I shares.................................        $109         $340      $  590       $1,306
Phoenix-AIM Mid-Cap Equity Series.................        $230         $710      $1,217       $2,609
Pro Forma - AIM V.I. Mid Cap Core
  Equity Fund Series I shares.....................        $109         $340      $  590       $1,306

PERFORMANCE

      The following bar chart and table provide an indication of the risks of investing in the Funds by showing how the Funds' performance changes from year to year and how each Fund's performance compares with a broad-based index (which, unlike the Funds, does not have any fees or expenses). The bar chart and table assume that all dividends and distributions will be reinvested in the Funds. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life insurance contract been taken into account. The performance of the Funds and the index vary over time, and past performance is not necessarily indicative of future results.

                       AIM V.I. MID CAP CORE EQUITY FUND
                                SERIES I SHARES
                      TOTAL RETURN FOR EACH CALENDAR YEAR

                                  [BAR CHART]

12/31/02                 -11.10%
12/31/03                  27.31%

During the periods shown in the bar chart, the highest quarterly return was 16.45% (quarter ended June 30, 2003) and the lowest quarterly return was -14.37% (quarter ended September 30, 2002).

                       PHOENIX-AIM MID-CAP EQUITY SERIES
                      TOTAL RETURN FOR EACH CALENDAR YEAR

                                  [BAR CHART]

CALENDAR YEAR            ANNUAL RETURN(%)
    2002                      -10.89
    2003                       28.19

During the period shown in the chart, the highest return for a quarter was 16.95% (quarter ended June 30, 2003) and the lowest return for a quarter was -14.62% (quarter ended September 30, 2002).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                        SINCE
                   FUND/INDEX                          ONE YEAR       INCEPTION          INCEPTION DATE
                   ----------                          --------       ---------          --------------
AIM V.I. Mid Cap Core Equity Fund Series I shares..     27.31%          8.82%               9/10/01
S&P 500 Index(1)...................................     28.67%(2)       0.85%               8/31/01(3)
Russell Midcap Index(4)............................     40.06%          8.51%               8/31/01(3)
Lipper Mid-Cap Core Fund Index(5)..................     36.58%          6.64%               8/31/01(3)

Phoenix-AIM Mid-Cap Equity Series..................     28.19%          9.47%              10/29/01
S&P 500 Index(1)...................................     28.71%          3.19%              10/29/01
Russell Midcap Index(4)............................     40.06%         13.05%              10/29/01

-------------------
(1) The S&P 500 Index, a widely recognized benchmark for large cap U.S. stocks, is an unmanaged market capitalization-weighted index that includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

(2)      Source: Lipper.

(3) The average annual total return given is since the month-end date closest to the inception date of the AIM V.I. Mid Cap Core Equity Fund's Series I shares.

(4) The Russell Midcap Index is a widely recognized index of common stocks that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000(R) Index.

(5) The AIM V.I. Mid Cap Core Equity Fund also measures its performance against the Lipper Mid-Cap Core Fund Index. The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index.

(6)   Source: Russell Mellon Performance Universe.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

      This section will help you compare the investment objectives and principal investment strategies of the AIM V.I. Mid Cap Core Equity Fund with the Phoenix-AIM Mid-Cap Equity Series. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectuses.

      The Funds have substantially similar investment objectives and invest in similar types of securities. Each Fund seeks long-term growth of capital and each Fund's investment objective may be changed without a shareholder vote. Each Fund normally invests at least 80% of its total assets plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-capitalization companies. In complying with this 80% investment requirement, the Fund's investments may include synthetic instruments, investments that have economic characteristics similar to the Fund's direct investments. Each Fund may invest up to 20% of its total assets in equity securities of U.S. issuers in other market capitalizations ranges or in investment-grade debt securities. In addition, each Fund may invest up to 25% of its total assets in foreign securities.

      In selecting investments, the portfolio managers of each Fund seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of favor cyclical growth, (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially change.

      Each Fund may take temporary defensive positions that depart from its principal investment strategies in response to adverse market, economic, political or other conditions. During these times, the Funds may not achieve their investment objective. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. Additionally, the AIM V.I. Mid Cap Core Equity Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds for risk management or cash management purposes. A large position in cash or cash equivalents could detract from the achievement of the Fund's objective but could also reduce the Fund's exposure in the event of a market downturn.

      The Funds have substantially similar fundamental investment policies which may not be changed without a shareholder vote. Although the AIM V.I. Mid Cap Core Equity Fund has a fundamental investment policy that provides that it may invest all of its assets in an investment company with the same fundamental investment objectives, policies and restrictions as the Fund, the AIM V.I. Mid Cap Core Equity Fund generally does not invest all of its assets in such an investment company. The Phoenix-AIM Mid-Cap Equity Series does not have a fundamental policy regarding investing in investment companies but has a policy that provides that it generally may not invest in securities of other investment companies except as permitted by the 1940 Act. The AIM V.I. Mid Cap Core Equity Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities The Phoenix-AIM Mid-Cap Equity Series also has a fundamental policy against investing in any security (including futures contracts or options thereon) that is secured by physical commodities.

PURCHASE, REDEMPTION, TRANSFER AND DIVIDEND POLICIES

                       PURCHASE AND REDEMPTION PROCEDURES

      You may direct the purchase or redemption of shares of the Funds only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Funds. You should refer to the product prospectus describing your particular variable annuity or variable life insurance contract for information on how to select specific funds as underlying investment options for your contract and how to redeem monies from the sub-accounts that invest in the Funds.

      THE TRUST. Orders received by the Phoenix-AIM Mid-Cap Equity Series are effected only on days when the New York Stock Exchange ("NYSE") is open for trading. The insurance company separate accounts purchase and redeem shares of the Phoenix-AIM Mid-Cap Equity Series at the Fund's net asset value ("NAV") per share calculated as of the close of the NYSE (normally, 4:00 p.m. Eastern time), although purchases and redemptions may be executed the next morning. The NAV per share is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund.

      The Fund's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last official closing price (typically sale) on the exchange on which the securities are principally traded, or, if no closing price is available at the last bid price.

      AVIF. The AIM V.I. Mid Cap Core Equity Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed NAV per share after it receives an order. Life insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund.

      Shares of the AIM V.I. Mid Cap Core Equity Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the Fund, and the interests of plan participants investing in the Fund, may conflict.

      Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in the AIM V.I. Mid Cap Core Equity Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. The Fund's NAV could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

      The NAV per share (or share price) of each series of the AIM V.I. Mid Cap Core Equity Fund will be determined as of the close of the customary trading session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern
Time) on each "business day of the Fund." In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the NAV of the Fund's shares is determined as of the close of the NYSE on such day. For purposes of determining NAV per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. A "business day of the Fund" is any day on which the NYSE is open for business.

      The AIM V.I. Mid Cap Core Equity Fund values portfolio securities for which market quotations are readily available at market value. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value. The AIM V.I. Mid Cap Core Equity Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computations of the Fund's NAV. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined as of the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the NAV of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

                               TRANSFER PRIVILEGES

      You may reallocate assets held under your variable annuity or variable life insurance contract to other funds offered under your contract consistent with the provisions of your contract and timely receipt by the insurance company of all information necessary to process such requests.

                                DIVIDEND POLICIES

      Each Fund intends to pay out all of its net investment income and net realized capital gains annually. The Phoenix-AIM Mid-Cap Equity Series automatically reinvests all income and capital gain distributions in additional shares of the Fund. The AIM V.I. Mid Cap Core Equity Fund reinvests all dividends and distributions in additional shares of the Fund at the election of the participating life insurance companies.

                               FUTURE FUND CLOSURE

      Due to the sometime limited availability of common stocks of mid-cap companies that meet the investment criteria for AIM V.I. Mid Cap Core Equity Fund, the Fund may periodically suspend or limit the offering of its shares.

      During closed periods, the Fund will accept additional investments from existing participants.

                                 PRINCIPAL RISKS

      Because each Fund invests primarily in equity securities of U.S. value companies that have market capitalizations within the range of the largest and smallest capitalized companies included in the Russell Midcap Index, an investment in the AIM V.I. Mid Cap Core Equity Fund is subject to many of the same risks as an investment in the Phoenix-AIM Mid-Cap Equity Series. There is a risk that you could lose all or a portion of your investment in a Fund. The value of your investment in a Fund will go up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

      Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

      To the extent a Fund holds cash or cash equivalents rather than equity or long-term fixed income securities for risk management, the Fund may not achieve its investment objective.

      If the seller of a repurchase agreement in which a Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                                    ADVISERS

      PVA, the investment adviser to the Phoenix-AIM Mid-Cap Equity Series is located at 101 Munson Street, Greenfield, MA 01301, and has acted as an investment adviser since 1999. PVA is responsible for managing the Phoenix-AIM Mid-Cap Equity Series' investment programs in conformity with the stated policies as described in its prospectus. PVA, with the approval of the Board of Trustees, has selected and employed AIM Capital as subadvisor to perform the day-to-day management of the Series. AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Capital has acted as an investment adviser since 1976 and together with its subsidiaries currently advises or manages over 200 investment portfolios.

      AIM Advisors, the investment adviser to the AIM V.I. Mid Cap Core Equity Fund, is the parent of AIM Capital, the investment subadviser to the Phoenix-AIM Mid-Cap Equity Series. AIM Advisors is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Advisors has acted as an investment adviser since 1976 and together with its subsidiaries currently advises or manages over 200 investment portfolios. AIM Advisors supervises all aspects of the Fund's operations and provides investment advisory services to the Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Fund.

                               PORTFOLIO MANAGERS

      Both Funds use a team approach to investment management. Although the investment advisers of each Fund are different, the portfolio management teams of each Fund are the same. Each Fund is managed by Ronald S. Sloan who is assisted by the AIM Mid/Large Cap Core Team.

      Mr. Sloan is currently the senior portfolio manager who is responsible for both Funds. He has managed the AIM V.I. Mid Cap Core Equity Fund since its inception in 2001 and been associated with AIM Advisors and/or its affiliates since 1998.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

      PVA provides investment advisory and management services to the Phoenix-AIM Mid-Cap Equity Series pursuant to an Investment Advisory Agreement. Under the Investment Advisory Agreement, PVA is entitled to an investment advisory and management fee of 0.85% of the average daily net assets of the Phoenix-AIM Mid-Cap Equity Series.

      PVA has voluntarily agreed to reduce its fees or reimburse the Phoenix-AIM Mid-Cap Equity Series for expenses above certain limits. Currently, this limit is set so that the Fund will not incur expenses (excluding interest, taxes, brokerage commission or extraordinary expenses) that exceed the amount of its management fee plus 0.25% of its average daily net assets ("operating expense limit"), i.e., 1.10%. PVA may change or eliminate this voluntary expense cap at any time without notice. PVA, as investment adviser to the Series, and Phoenix Equity Planning Corporation (PEPCO), as financial agent to the Series, have the right to recapture waived fees or reimbursed expenses. Neither PVA nor PEPCO to date has recaptured any waived fees or reimbursed expenses, nor do they intend to do so. For the fiscal year ended December 31, 2003 and the period ended June 30, 2004, PVA reimbursed up to or in excess of the full amount of its fee and therefore received $0 from the Phoenix-AIM Mid-Cap Equity Series.

      PVA has entered into an advisory agreement with AIM Capital pursuant to which PVA has appointed AIM Capital to carry out the day-to-day reinvestment and investment of the assets of the Phoenix-AIM Mid-Cap Equity Series. PVA compensates AIM Capital from the management fee it receives from its own resources at an annual rate of 0.50% of the Fund's daily net assets. No additional management fees are paid by the Phoenix-AIM Mid-Cap Equity Series to AIM Capital.

      AIM Advisors provides investment management services to the AIM V.I. Mid Cap Core Equity Fund pursuant to an Investment Advisory Agreement. AIM Advisors supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. Under the Investment Advisory Agreement, AIM Advisors is entitled to a management fee at an annual rate of 0.725% of the Fund's first $500 million of average daily net assets, plus 0.70% of the Fund's next $500 million of average daily net assets, plus 0.675% of the Fund's next $500 million of average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion.

                     CERTAIN CIVIL PROCEEDINGS AND LAWSUITS

      The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more funds currently managed by AIM Advisors (AIM Funds and INVESCO Funds), their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Exhibit C.

                   INFORMATION RELATING TO THE REORGANIZATION

      DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Plan in Exhibit A. The Reorganization Plan provides for the Reorganization to occur on or about December 3, 2004.

      The Reorganization Plan provides that all assets and stated liabilities of the Phoenix-AIM Mid-Cap Equity Series will be transferred to the AIM V.I. Mid Cap Core Equity Fund on the Closing Date of the Reorganization. In exchange for the transfer of these assets and liabilities, the AIM V.I. Mid Cap Core Equity Fund will simultaneously issue on the Closing Date of the Reorganization a number of full and fractional Series I shares to the Phoenix-AIM Mid-Cap Equity Series equal in value to the aggregate net asset value of the Phoenix-AIM Mid-Cap Equity Series calculated at the Effective Time.

      Following the transfer of assets and liabilities in exchange for AIM V.I. Mid Cap Core Equity Fund Series I shares, the Phoenix-AIM Mid-Cap Equity Series will distribute, in complete liquidation, pro rata to its shareholders of record, all of the shares of the AIM V.I. Mid Cap Core Equity Fund so received. Shareholders of the Phoenix-AIM Mid-Cap Equity Series owning shares at the Effective Time will receive a number of Series I shares of the AIM V.I. Mid Cap Core Equity Fund with the same aggregate value as the shareholder had in the Phoenix-AIM Mid-Cap Equity Series at the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the Phoenix-AIM Mid-Cap Equity Series's shareholders on the share records of the AIM V.I. Mid Cap Core Equity Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional Series I shares of the AIM V.I. Mid Cap Core Equity Fund due to the shareholders of the Phoenix-AIM Mid-Cap Equity Series. The Phoenix-AIM Mid-Cap Equity Series then will be terminated as soon as practicable thereafter. Shares of the AIM V.I. Mid Cap Core Equity Fund to be issued will have no preemptive or conversion rights.

      The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization is conditioned upon, among other things, approval of the Reorganization by the Phoenix-AIM Mid-Cap Equity Series's shareholders and the receipt by the Funds of a tax opinion to the effect that the Reorganization will be tax-free for federal income tax purposes to the Phoenix-AIM Mid-Cap Equity Series, its shareholders and the AIM V.I. Mid Cap Core Equity Fund. The Reorganization Plan may be terminated by mutual agreement of the Trust and AVIF, or by either the Trust or AVIF if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

      COSTS OF REORGANIZATION. The Funds will pay no expenses associated with their participation in the Reorganization. Except as described below, PVA or an affiliate of PVA will pay the Phoenix-AIM Mid-Cap Equity Series' Reorganization expenses and the cost (if any) of continuation of directors' and officers' errors and omissions insurance for the independent trustees of the Trust, and AIM Distributors will pay the AIM V.I. Mid Cap Core Equity Fund's

Reorganization expenses. PVA has separately entered into an agreement with AIM Distributors to set forth how the Funds' Reorganization expenses will be allocated. Pursuant to such agreement, PVA or an affiliate will pay expenses associated with the preparation and filing of this Proxy Statement/Prospectus, except that AIM Distributors will pay up to $20,000 of the legal fees incurred by the AIM V.I. Mid Cap Core Equity Fund associated with the preparation and filing of the Proxy Statement/Prospectus. PVA or an affiliate thereof will pay all costs associated with the proxy solicitation, including but not limited to postage, printing, mailing and tabulation costs.

                              FEDERAL INCOME TAXES

      MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. The following is a summary of the material anticipated federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date of this Proxy Statement/Prospectus and all of which are subject to change and differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of the Phoenix-AIM Mid-Cap Equity Series as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. You should consult your tax adviser as to the federal income tax consequences of the Reorganization, as well as the effects of state and local tax laws.

      The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. If it so qualifies, neither the Phoenix-AIM Mid-Cap Equity Series nor its shareholders will recognize taxable gain or loss as a result of the Reorganization; the tax basis of the AIM V.I. Mid Cap Core Equity Fund shares received by shareholders of the Phoenix-AIM Mid-Cap Equity Series will be the same in the aggregate as the basis of the Phoenix-AIM Mid-Cap Equity Series shares exchanged; and the holding period of the AIM V.I. Mid Cap Core Equity Fund shares received will include the holding period of the Phoenix-AIM Mid-Cap Equity Series shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, AVIF and the Trust will receive a tax opinion substantially to that effect. No tax ruling from the IRS regarding the Reorganization has been requested. The tax opinion is not binding on the IRS or a court and does not preclude the IRS from asserting or adopting a contrary position.

      The Reorganization will not be a taxable event under federal income tax law for those contract owners who have a portion of their variable annuity contract or variable life insurance policy allocated to the Phoenix-AIM Mid-Cap Equity Series.

      GENERAL. The federal income tax treatment of the Funds is identical. Both seek to qualify as regulated investment companies under the Code and to comply with Section 817(h) of the Code. This means that neither Fund expects to pay any federal income taxes on income and gains that are distributed to shareholders. You should refer to the product prospectus describing your variable annuity contract or variable life insurance policy for a discussion of the tax consequences of that contract for you.

                                 CAPITALIZATION

      The following table sets forth, as of June 30, 2004, the capitalization of each Fund and the pro forma combined capitalization of the AIM V.I. Mid Cap Core Equity Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                   NET ASSET
                                                                   VALUE PER      SHARES
                       FUND                          NET ASSETS      SHARE      OUTSTANDING
                       ----                          ----------      -----      -----------
AIM V.I. Mid Cap Core Equity Fund Series I
 shares .........................................   $403,023,918   $    13.04   30,895,077
Phoenix-AIM Mid-Cap Equity Series ...............   $ 17,528,634   $    13.16    1,331,783
Pro Forma - AIM V.I. Mid Cap Core Equity
 Fund Series I shares ...........................   $420,552,552   $    13.04   32,239,116

                               SHAREHOLDER RIGHTS

AVIF

      GENERAL. AVIF is an open-end, management investment company, which was established as a Delaware statutory trust on May 1, 2000. AVIF is currently organized under an Amended and Restated Agreement and Declaration of Trust dated May 15, 2002. AVIF is also governed by its bylaws and applicable state law.

      SHARES. AVIF is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001. Currently, AVIF consists of 28 separate investment series, each offering two classes of shares: Series I shares and Series II shares. The shares of each series generally have the same voting, dividend, liquidation and other rights. However, each class of shares is subject to different class-specific expenses, which results in differing net asset values, dividends and distributions.

      VOTING RIGHTS. On any matter submitted to a vote of shareholders of AVIF, all series (and classes, as applicable) generally vote together as a single group, except where a separate vote by series (or class) is required by law or where the interests of a series (or class) differ from the other series. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

      SHAREHOLDER MEETINGS. AVIF is not required to hold annual meetings of shareholders unless required by the 1940 Act. A special meeting of shareholders for the purpose of considering the removal of a trustee may be called by any trustee or on the written request of shareholders owning at least 10% of the outstanding shares of AVIF. Special meetings for other purposes may be called at any time by any trustee.

      ELECTION AND TERM OF TRUSTEES. AVIF's affairs are supervised by trustees under the laws governing statutory trusts in the State of Delaware. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office until the termination of AVIF or their earlier death, retirement, resignation, incapacity or removal. A trustee may be removed at any time by written instrument signed by at least two-thirds of the number of trustees prior to such removal or at any meeting of the shareholders by a vote of the shareholders owning at least two-thirds of the outstanding shares.

      SHAREHOLDER LIABILITY. AVIF's Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of AVIF and provides indemnification for all losses and expenses of any shareholder of a series held liable for the obligations of that series.

      TRUSTEE LIABILITY. Pursuant to Delaware law, the trustees of AVIF generally are not liable for any act, omission or obligation of AVIF. AVIF will indemnify its trustees against all liabilities and expenses, except for those arising from the trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee's duties.

THE TRUST

      GENERAL. The Trust is an open-end management investment company and is organized under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated February 18, 1986, as amended ("Amended Declaration of Trust"). The Trust is also governed by its bylaws and applicable state law.

      SHARES. The Amended Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest of each series of the Trust. The Trust currently has [twenty seven] series outstanding. The Trustees of the Trust may also create additional series in the future without shareholder approval. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. Shares (including fractional shares) of each series of the Trust have equal rights with regard to voting redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the separate accounts as shareholders are passed through to the contract/policyholders. The assets and proceeds received by the Trust from the issue or sale of shares of a series are allocated to that series and constitute the rights of that series, subject only to the rights of creditors. Any underlying assets of a series are required to be segregated on the books of account of the Trust. These assets are to be used to pay the expenses of the series as well as a share of the general expenses of the Trust.

      VOTING RIGHTS. On any matter submitted to a vote of shareholders of the Trust, all series generally vote together as a single group, except where a separate vote is required by law or where the interests of a series differ from the other series. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

      SHAREHOLDER MEETINGS. Under the Amended Declaration of Trust and Massachusetts business trust laws, the Trust is not required to hold annual shareholder meetings. The Trustees or President of the Trust may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any Trustee shall be called by the Trustees or upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote.

      ELECTION AND TERM OF TRUSTEES. The Trust's operations are overseen by the Trustees under Massachusetts law. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed by the Board. Trustees hold office during the lifetime of the Trust or their earlier death, resignation, incapacity or removal. A Trustee may be removed at any time by a majority vote of the remaining Trustees at a duly constituted meeting or by a vote at any meeting of shareholders of two-thirds of the outstanding shares of the Trust.

      SHAREHOLDER LIABILITY. Unlike the stockholders of a corporation, under certain circumstances shareholders of a business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, the Amended Declaration of Trust limits shareholder liability. The Amended Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Amended Declaration of Trust provides for indemnification out of the Trust's property for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

      TRUSTEE LIABILITY. The Amended Declaration of Trust provides that Trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust may purchase insurance for Trustees to cover potential liabilities and will generally indemnify a Trustee against such claims. The Trust may also advance payments to a Trustee in connection with indemnification.

MATERIAL DIFFERENCES IN SHAREHOLDER RIGHTS

      Even though AVIF is a Delaware statutory trust and the Trust is a Massachusetts business trust, shareholders of both Funds have similar rights.

      While the Trust and AVIF are different entities, and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of AIM V.I. Mid Cap Core Equity Fund to be distributed to shareholders of the Phoenix-AIM Mid-Cap Equity Series will generally have the same legal characteristics as the shares of the Phoenix-AIM Mid Cap Equity Series with respect to such matters as voting rights, assessibility, conversion rights, and transferability.

      The Trust is organized as a Massachusetts business trust and is governed by an Amended Declaration of Trust. AVIF is organized as a Delaware business trust and governed by a Amended and Restated Agreement and Declaration of Trust. Under its Amended Declaration of Trust, the Trust has an unlimited number of authorized shares of beneficial interest with a par value of $0.001. AVIF, pursuant to its Amended and Restated Agreement and Declaration of Trust, has an unlimited number of authorized shares of beneficial interest without par value. The Boards of AVIF and the Trust may, without shareholder approval, divide the authorized shares of AVIF and the Trust, respectively, into an unlimited number of separate portfolios or series

("series"). The Trust currently offers [27] series. AVIF currently offers 28 series. AVIF may also, without shareholder approval, divide the series into two or more classes of shares. The AIM. V.I. Mid Cap Core Equity Fund currently offers two classes of shares (Series I and Series II). The Phoenix-AIM Mid-Cap Equity Series currently offers one class of shares, without designation.

        With respect to a series of shares of AVIF and the Trust, except as described below, shares of the same class have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each series of shares of the Trust bears its own expenses. Each series or class of shares of AVIF bears its own expenses (such as distribution and other expenses). Generally, shares of the Trust will be voted in the aggregate without differentiation between separate series, except as to any matter with respect to which a separate vote of any series is required. Generally, shares of AVIF will be voted in the aggregate without differentiation between separate series or classes, except if: (1) a matter only affects certain series or classes, then only shares of such affected series or classes shall be voted in the aggregate; or (2) the Board determines that the matter should be voted on separately by individual series or classes.

      Neither Massachusetts law nor Delaware law requires AVIF or the Trust, respectively, to hold annual meetings of shareholders, and, generally, AVIF and the Trust will hold shareholder meetings only when specifically required by federal or state law. The Trust's Amended Declaration of Trust and AVIF's Amended and Restated Bylaws provide that a special meeting of the shareholders shall be called by any Trustee upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights.

      Like the Phoenix-AIM Mid-Cap Equity Series, there are no conversion or preemptive rights in connection with shares of the AIM V.I. Mid Cap Core Equity Fund. When issued, all shares will be fully paid and non-assessable.

      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF AVIF AND THE TRUST UNDER THEIR GOVERNING CHARTER DOCUMENTS, BYLAWS AND STATE LAW AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                             ADDITIONAL INFORMATION

      Information concerning the operation and management of the AIM V.I. Mid Cap Core Equity Fund is included in the current prospectus, which is incorporated herein by reference and a copy of which accompanies this Proxy Statement/Prospectus. Additional information about the AIM V.I. Mid Cap Core Equity Fund is included in the Statement of Additional Information dated April 30, 2004, as supplemented, which is available upon request and without charge by calling 1-800-410-4246.

      Information about the Phoenix-AIM Mid-Cap Equity Series is included in the current prospectus dated May 1, 2004 (File No. 333-335033), which is incorporated herein by reference insofar as it relates to the Phoenix-AIM Mid-Cap Equity Series. Additional information about the Phoenix-AIM Mid-Cap Equity Series is included in the Statement of Additional Information dated May 1, 2004 which is available upon request and without charge by contacting Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling 1-800-541-0171.

      The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549 at prescribed rates.

      FISCAL YEAR END AND FINANCIAL STATEMENTS. The fiscal year end of each Fund is December 31.

      The financial statements of the AIM V.I. Mid Cap Core Equity Fund contained in the Fund's annual report to shareholders for the fiscal year ended December 31, 2003 have been audited by Tait, Weller & Baker, its independent registered public accountants. These financial statements, together with the unaudited financial statements of the AIM V.I. Mid Cap Core Equity Fund contained in the semi-annual report for the six months ended June 30, 2004, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the AIM V.I. Mid Cap Core Equity Fund. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "CERTAIN CIVIL PROCEEDINGS AND LAWSUITS," related to certain events which occurred after the financial statements were issued.

      The financial statements of the Phoenix-AIM Mid-Cap Equity Series contained in the Fund's annual report to shareholders for the fiscal year ended December 31, 2003 have been audited by PricewaterhouseCoopers, LLP, its independent registered public accountants. These financial statements, together with the unaudited financial statements of the Phoenix-AIM Mid-Cap Equity Series contained in the semi-annual report for the six months ended June 30, 2004, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Phoenix-AIM Mid-Cap Equity Series and not to any other series that are described therein.

      AIM Distributors will furnish, without charge, a copy of the most recent AIM V.I. Mid Cap Core Equity Fund annual report and semi-annual report succeeding such annual report on request. The Trust will furnish, without charge, a copy of the most recent Phoenix-AIM Mid-Cap Equity Series annual report and semi-annual report succeeding such annual report on request. Requests should be directed to AIM Distributors at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or by calling 1-800-410-4246, and to the Phoenix-AIM Mid-Cap Equity Series at Phoenix Variable Products Operations, P.O. Box 8027, Boston, MA 02266-8027, or by calling 1-800-541-0171.

      LEGAL MATTERS. Foley & Lardner, LLP, 3000 K Street N.W., Suite 500, Washington, D.C. 20007-5109 serves as counsel to AVIF and will render opinions concerning the issuance of shares of the AIM V.I. Mid Cap Core Equity Fund.

      Matthew Swendiman, counsel, Phoenix Life Insurance Company will render opinions concerning the outstanding shares of the Phoenix-AIM Mid-Cap Equity Series.

      THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                              BOARD CONSIDERATIONS

      During discussions held on May 11, 2004, the Board of Trustees raised various questions, and received responsive information from PVA, regarding the Reorganization, including possible Reorganization candidates. At the meeting held on May 11, 2004 the Board of Trustees of the Trust, including the trustees who are not "interested persons" (within the meaning of the 1940 Act) (the "Independent Trustees"), were presented with information to assist them in evaluating the Reorganization, such as: (a) the terms and conditions of the Reorganization; (b) the compatibility of the Funds' objectives, investment limitations and policies; (c) performance history for the Funds; (d) pro forma and/or estimated expense ratios for the AIM V.I. Mid Cap Core Equity Fund and any changes in fees to be paid or borne by shareholders of the Phoenix-AIM Mid-Cap Equity Series (directly or indirectly) after the Reorganization; (e) the potential economies of scale to be gained from the Reorganization; (f) any direct or indirect federal income tax consequences to the shareholders of the Phoenix-AIM Mid-Cap Equity Series; (g) the fact that the AIM V.I. Mid Cap Core Equity Fund will assume stated liabilities of the Phoenix-AIM Mid-Cap Equity Series; (h) the fact that PVA, AIM Advisors or their affiliates will directly or indirectly bear the Reorganization expenses incurred by the Phoenix-AIM Mid-Cap Equity Series; and (i) the quality of management and compliance issues and regulatory developments. The Board, including all of the Independent Trustees, considered the above information, as well as other information, before approving the Reorganization Plan. In considering the Reorganization, the Independent Trustees were advised by independent legal counsel.

      At the meeting on May 11, 2004, the Board, including all of the Independent Trustees, determined that the Reorganization is in the best interests of the Phoenix-AIM Mid-Cap Equity Series and its shareholders and that the interests of existing Phoenix-AIM Mid-Cap Equity Series shareholders will not be diluted as a result of the Reorganization.

      The Board, including the Independent Trustees, concluded that the Reorganization was in the best interests of shareholders for a number of reasons. The Board reviewed other available options for the Phoenix-AIM Mid-Cap Equity Series, including continuing to operate the Fund but without expense subsidies, seeking a new manager of the Trust, reorganizing the Fund with one or more other series of the Trust and reorganizing the Fund with other available funds. After reviewing alternatives, the Board, including the Independent Trustees, concluded that the proposed Reorganization with the AIM V.I. Mid Cap Core Equity Fund was the best course available to the Phoenix-AIM Mid-Cap Equity Series. In reaching that conclusion, the Board noted that, based on the small size of the Fund and its sales projections, the Fund is not expected to reach a size that will provide a reasonable expense ratio without subsidies from PVA. In addition, the Board concluded that the AIM V.I. Mid Cap Core Equity Fund was the best alternative, given that the Phoenix-AIM Mid-Cap Equity Series and the AIM V.I. Mid Cap Core Equity Fund are both managed by the same portfolio management team and both are patterned after the same retail fund, and given that the AIM V.I. Mid Cap Core Equity Fund has similar performance to and a lower overall expense ratio than the Phoenix-AIM Mid-Cap Equity Series. The Board also noted that, effectively, the Phoenix-AIM Mid-Cap Equity Series will not bear any expenses in connection with the Reorganization, as a result of the expense limitation agreement between PVA and the Fund. Based upon the AIM V.I. Mid Cap Core Equity Fund's lower expense ratio and the fact that the Phoenix-AIM Mid-Cap Equity Series will not ultimately bear any costs associated with the Reorganization, the Board, including all of the Independent Trustees, concluded that the interests of existing shareholders of the Phoenix-AIM Mid-Cap Equity Series would not be diluted as a result of the Reorganization.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE PHOENIX-AIM MID-CAP EQUITY SERIES APPROVE THE REORGANIZATION.

                                 VOTING MATTERS

QUORUM AND VOTING REQUIREMENTS

This Proxy Statement/Prospectus is being furnished to the shareholders of the Phoenix-AIM Mid-Cap Equity Series in connection with the solicitation by the Board of Trustees of the Trust of proxies to be used at the meeting. Shareholders of record of the Phoenix-AIM Mid-Cap Equity Series at the close of business on October 5, 2004 ("Record Date") own __________ shares. Each share will be entitled to vote at the meeting or at any adjournment(s) thereof. Each of the above shares is entitled to one vote, with proportionate voting for fractional shares. The record owners of the shares of the Phoenix-AIM Mid-Cap Equity Series include the Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account and the PHLVIC Variable Universal Life Account (collectively, the "VUL Accounts"), which fund variable life insurance policies, and the Phoenix Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund variable annuity contracts.

Each shareholder of record at the close of business on the Record Date is entitled to a notice of the meeting and will be asked to instruct Phoenix Life Insurance Company ("Phoenix Life") how to vote at the Special Meeting or any adjourned or postponed session. No shareholder, to the Trust's knowledge, owns contracts which are funded by more than five percent of the outstanding voting shares of the Trust or of the Phoenix-AIM Mid-Cap Equity Series. The number of votes with respect to which each shareholder will be entitled to instruct Phoenix Life will be determined by applying the shareholder's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which a shareholder may provide instructions will be determined as of the Record Date.

In accordance with its view of applicable law, Phoenix Life will vote the shares of the Phoenix-AIM Mid-Cap Equity Series for which Phoenix Life receives voting instructions from the shareholder in accordance with those instructions. Phoenix Life will vote shares for which it has not received timely voting instructions from shareholders and any shares held by Phoenix Life or its affiliates for their own accounts in the same proportion as the shares for which shareholders have provided voting instructions to Phoenix Life.

In addition to the proxy solicitation by mail, officers and regular employees of Phoenix Life or one of its affiliates may solicit voting instructions personally, by telephone or telegram. Phoenix Life will, upon request, reimburse banks, brokers, fiduciaries and nominees for their reasonable expenses in sending proxy materials. The cost of solicitation of voting instructions will be borne indirectly by PVA or an affiliate. You can provide voting instructions in any one of four ways:

   -  THROUGH THE INTERNET - www.proxyweb.com

   -  BY TELEPHONE - 800-690-6903

   - BY MAIL - using the enclosed Voting Instructions Card(s) and postage paid envelope

   -  IN PERSON - at the Special Meeting

Proxies executed by shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy (in writing, or by telephone or by the Internet) or by voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

We encourage you to vote by telephone or by Internet; have your Voting Instruction Card in hand, and call the number or go to the website and follow the instructions given there. These voting methods will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

A majority of the outstanding voting shares of the Phoenix-AIM Mid-Cap Equity Series entitled to vote shall constitute a quorum for the meeting. Because Phoenix Life, through its VUL Accounts and VA Accounts are the record owners of the Phoenix-AIM Mid-Cap Equity Series, Phoenix Life's attendance at the meeting will constitute a quorum. The affirmative vote of a majority of the outstanding voting securities of the Trust (i.e., the lesser of (i) 67% or more of the eligible votes of the Phoenix-AIM Mid-Cap Equity Series represented at the meeting if more than 50% of the eligible votes of the Phoenix-AIM Mid-Cap Equity Series are present in person or by proxy or (ii) more than 50% of the eligible votes of the Phoenix-AIM Mid-Cap Equity Series) must approve the herein contemplated Reorganization. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist the Phoenix-AIM Mid-Cap Equity Series in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the Reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournment(s) of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that are required to be voted FOR the Reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganization proposal against such adjournment.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty
(60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with the shareholder's direction, as indicated thereon, if the voting instruction card is received and is properly executed. If the shareholder properly executes a voting instruction card and gives no voting instructions with respect to the Reorganization proposal, the shares will be voted in favor of the Reorganization proposal. The individuals named as proxies on the enclosed voting instruction card, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

Approval of the Reorganization proposal by the shareholders of the Phoenix-AIM Mid-Cap Equity Series is a condition of the consummation of the Reorganization. If the Reorganization is not approved, the Phoenix-AIM Mid-Cap Equity Series will continue as a series of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Phoenix-AIM Mid-Cap Equity Series.

REVOCATION OF PROXIES

Any shareholder who has given an instruction card has the right to revoke the proxy any time prior to its exercise:

   - by written notice of the an instruction card's revocation to the Secretary of the Trust at the above address prior to the meeting;

   - by the subsequent execution and return of another instruction card prior to the meeting;

   - by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or

   - by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

NO APPRAISAL RIGHTS

The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES

In addition to solicitation of proxies by mail, officers and employees of Phoenix Life or its affiliates may solicit proxies personally or by telephone or by telegram. Phoenix Life or other representatives of the Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of instruction cards. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by Phoenix Life for their reasonable expenses in sending proxy material to beneficial owners of shares of the Phoenix-AIM Mid-Cap Equity Series. The cost of the tabulation of proxies will be borne by Phoenix Life.

If a shareholder wishes to participate in the meeting but does not wish to authorize the execution of an instruction card by telephone or Internet, the shareholder may still submit the completed Voting Instruction Card form included with this Proxy Statement/Prospectus in the postage-paid return envelope or attend the meeting in person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      AIM V.I. MID CAP CORE EQUITY FUND. As of the Record Date, the officers and trustees of AVIF as a group beneficially owned less than 1% of the outstanding Series I shares of the AIM V.I. Mid Cap Core Equity Fund. As of the Record Date, to the best of the knowledge of AVIF, the names and addresses of the record and beneficial holders of 5% or more of the outstanding Series I shares of the AIM V.I. Mid Cap Core Equity Fund and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated, AVIF has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

      NAME AND ADDRESS                         PERCENTAGE OWNERSHIP
-----------------------------------            --------------------
Hartford Life and Annuity                            [____]%*
Attn:  Dave Ten Broeck
P.O. Box 2999
Hartford, Connecticut  06104-2999

Hartford Life Separate Account                       [____]%
Attn:  Dave Ten Broeck
P.O. Box 2999
Hartford, Connecticut  06104-2999

----------
* Presumed to be a control person of the Fund because of beneficial ownership of 25% or more of the Fund. Such control may affect the voting rights of other shareholders.

      As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Phoenix-AIM Mid-Cap Equity Series. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Phoenix-AIM Mid-Cap Equity Series:

             NAME AND ADDRESS                                         PERCENTAGE OWNERSHIP           TYPE OF OWNERSHIP
             ----------------                                         --------------------           -----------------
Phoenix Life Variable Accumulation Account                                 [____]%*                   [Phoenix Add]
Attn: [       ]

Phoenix Life Variable Universal Life Account                               [____]%                    [Phoenix Add]
Attn: [        ]

PHL Variable Accumulation Account                                          [____]*                    [Phoenix Add]
Attn: [       ]

* Presumed to be a control person of the Fund because of beneficial ownership of 25% or more of the Fund. Such control may affect the voting rights of other shareholders.

                                 OTHER BUSINESS

      The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the entities named in the enclosed voting instruction form.

                            CONTRACT OWNER INQUIRIES

      Contract owner inquiries may be addressed to the Trust in writing to Phoenix Variable Products Operations, P.O. Box 8027, Boston, MA 02266-8027, or by calling 1-800-541-0171.

      CONTRACT OWNERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO PROVIDE INSTRUCTIONS ON HOW TO VOTE THE SHARES HELD UNDER YOUR CONTRACT USING ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS FOR APPROVAL OF THE REORGANIZATION.

                                           By Order of the Board of Trustees,

                                           Philip R. McLoughlin
                                           President
                                           The Phoenix Edge Series Fund

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ____________, 2004, by and among AIM Variable Insurance Funds, a Delaware statutory trust (the "Acquiring Trust"), with respect to AIM V.I. Mid Cap Core Equity Fund, a separate series of the Acquiring Trust (the "Acquiring Fund"); The Phoenix Edge Series Fund, a Massachusetts business trust (the "Selling Trust"), with respect to Phoenix-AIM Mid-Cap Equity Series, a separate series of the Selling Trust (the "Selling Fund"); and Phoenix Variable Advisors, Inc. ("Phoenix"), the investment adviser to the Selling Fund. The principal place of business of the Acquiring Trust is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The principal place of business of the Selling Trust and Phoenix is 101 Munson Street, Greenfield, MA 01301.

      This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange for Series I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the Stated Liabilities of the Selling Fund as defined in paragraph 1.3; and (iii) the distribution, after the Closing Date as defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, and the Selling Fund is a separate series of the Selling Trust; and the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest to separate accounts of life insurance companies to support investment under variable annuities and variable life insurance contracts issued by such companies;

      WHEREAS, the trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

      WHEREAS, the trustees of the Selling Trust have determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

      TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION
                              OF THE SELLING FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's assets net of any liabilities of the Selling Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the Stated Liabilities of the Selling Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Selling Fund, including, without limitation, all cash, securities, commodities, interests in futures, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest and other receivables), goodwill and other intangible property, and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.5 and the Selling Fund's rights under this Agreement.

      The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date of such statements. The Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

      The Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies and restrictions. If requested by the Acquiring Fund, the Selling Fund will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Selling Fund.

      1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Selling Fund set forth in the Selling Fund's statement of assets and liabilities as of the Closing Date as delivered by the Selling Fund to the Acquiring Fund pursuant to paragraph 7.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Selling Fund.

      The Selling Fund will, within a reasonable time before the Closing Date, furnish the Acquiring Fund with an unaudited statement of the Selling Fund's assets and liabilities as of such date.

      1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the Commonwealth of Massachusetts that may be required under the laws of the Commonwealth of Massachusetts, effective as of the Closing Date.

      1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

      1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to the Selling Fund Shareholders.

      1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund, or the Selling Trust on behalf of the Selling Fund.

      1.9 TERMINATION AND DISSOLUTION. The Selling Fund shall be terminated and dissolved promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

      1.10 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date.

                                   ARTICLE II

                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the agreement and declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Closing Date, using the valuation procedures set forth in the agreement and declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by dividing the value of the assets with respect to shares of the Selling Fund determined in accordance with paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of the Selling or Acquiring Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to review by each Fund's investment adviser.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The Closing shall occur on December 3, 2004, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of the [Selling Trust/Acquiring Trust], [___________________], or at such other time and/or place as the parties may agree.

      3.2 CUSTODIAN'S CERTIFICATE. [The Selling Fund shall instruct its Custodian, State Street Bank and Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.] The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Selling Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the

Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Selling Fund shall be transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund.

      3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

      3.4 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall instruct its variable products unit of Phoenix Life Insurance Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the Closing Date, and the number and percentage ownership (to three decimal places) of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or instruct AIM Fund Services, Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Selling Trust, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund.

      3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

            (a) The Selling Trust is a business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The Selling Fund is a legally designated, separate series of the Selling Trust.

            (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) by the Selling Trust on behalf of the Selling Fund will not result in the violation of, Massachusetts law or any provision of the Selling Trust's agreement and declaration of trust or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Selling Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound.

            (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph 1.3 hereof.

            (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (g) The financial statements of the Selling Fund as of December 31, 2003 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

            (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Selling Fund due to declines in the Selling Fund's portfolio, the discharge of Selling Fund liabilities or the redemption of Selling Fund shares by Selling Fund Shareholders shall not constitute a material adverse change.

            (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to be filed have or shall have been timely filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (j) All issued and outstanding shares of the Selling Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

            (k) At the Closing Date, the Selling Trust, on behalf of the Selling Fund, will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets and the filing of any documents that may be required under Massachusetts state law, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

            (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

            (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

            (n) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

            (o) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

            (p) Immediately before the Reorganization, not more than 25 percent of the value of the total assets of the Selling Fund will be invested in the stock or securities of any one issuer, and not more than 50 percent of the value of the Selling Fund will be invested in the stock or securities of five or fewer issuers.

            (q) The Selling Fund is aware of no information that would indicate that (i) the Selling Fund has, or ever had, any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the regulations under the Code, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of such regulations; (ii) any public investor is participating or has ever participated in the Selling Fund through such a segregated asset account other than through the purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of such regulations; and (iii) the Selling Fund does not satisfy, and at all times during its existence has not satisfied, the percentage diversification tests contained in Section 1.817-5(b)(1)(i) and (ii) of such regulations.

            (r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities law, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust on behalf of the Selling Fund, as follows:

            (a) The Acquiring Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust.

            (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result in, a violation of, Delaware law or any provision of the Acquiring Trust's agreement and declaration of trust or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

            (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

            (f) The financial statements included in the Registration Statement of the Acquiring Fund as of December 31, 2003 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

            (g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Selling Fund. For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund due to declines in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

            (h) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been filed by such dates (including any extensions) and are or will be correct in all material timely respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (i) All issued and outstanding Acquiring Fund Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

            (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

            (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

            (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

            (m) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

            (n) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year, has been a RIC under the Code at all times since the end of its first taxable year when it so qualified, and qualifies and shall continue to qualify as a RIC under the Code.

            (o) Immediately before the Reorganization, not more than 25 percent of the value of the total assets of the Acquiring Fund will be invested in the stock or securities of any one issuer, and not more than 50 percent of the value of the Acquiring Fund will be invested in the stock or securities of five or fewer issuers.

            (p) The Acquiring Fund is aware of no information that would indicate that (i) the Acquiring Fund has, or ever had, any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the regulations under the Code, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of such regulations; (ii) any public investor is participating or has ever participated in the Acquiring Fund through such a segregated asset account other than through the purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of such regulations; and (iii) the Acquiring Fund does not satisfy, and at all times during its existence has not satisfied, the percentage diversification tests contained in Section 1.817-5(b)(1)(i) and (ii) of such regulations.

            (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities law.

            (r) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

      5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and Selling Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

      5.2 APPROVAL OF SHAREHOLDERS. The Selling Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December 10, 2004 (or such other date as the parties may agree to in writing).

      5.3 INVESTMENT REPRESENTATION. The Selling Trust and the Selling Fund covenant that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

      5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

      5.5 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

      5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

      5.8 PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund. The Registration Statement shall include a proxy statement of the Selling Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Selling Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

      5.9 LIABILITY INSURANCE. For the period beginning at the Closing Date and ending not less than one/three/five years thereafter, Phoenix, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent trustees of the Selling Trust for the period they served as such.

      5.10 BEST EFFORTS. Each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Selling Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

      The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

      6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

      6.2 The Selling Fund shall have received on the Closing Date an opinion from Foley & Lardner, LLP dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

            (a) The Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware.

            (b) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Trust, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

            (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

            (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's agreement and declaration of trust or bylaws.

            (g) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

                                  ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

      7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Selling Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

      7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Matthew Swendiman, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

            (a) The Selling Trust is a statutory trust validly existing under the laws of the Commonwealth of Massachusetts.

            (b) To such counsel's knowledge, and without any independent investigation, the Selling Trust is registered as an open-end management investment company under the 1940 Act and such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund and subject to approval by the Selling Fund's shareholders, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) To the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling

Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

            (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Trust's agreement and declaration of trust or bylaws, as applicable (assuming shareholder approval has been obtained).

            (f) To such counsel's knowledge, and without any independent investigation, the Selling Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Fund.

                                  ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
                         ACQUIRING FUND AND SELLING FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Trust's agreement and declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may waive any such conditions for itself.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the Closing Date

(computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward). Further, each of the Acquiring Fund and Selling Fund will have satisfied the investment diversification requirements of Section 817(h) of the Code for all taxable quarters since its inception, including the last short taxable period of the Selling Fund ending on the Closing Date and taxable quarter of the Acquiring Fund that includes the Closing Date.

      8.6 As of the Closing Date, there shall be (a) no pending or threatened litigation brought by any person against the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of this Agreement, and (b) no facts known to the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

      8.7 The Acquiring Trust and the Selling Trust shall have received an opinion of Foley & Lardner, LLP addressed to each of the Acquiring Fund and the Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

            (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in complete dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund;

            (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

            (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization;

            (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization; and

            (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

      Such opinion shall be based on customary assumptions and such representations as Foley & Lardner, LLP may reasonably request, and each Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the condition set forth in this paragraph 8.7.

                                   ARTICLE IX

                                    EXPENSES

      9.1 The Funds will pay no expenses associated with their participation in the Reorganization. Except as described below, Phoenix or an affiliate of Phoenix will pay the Selling Fund's Reorganization expenses and the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent trustees of the Selling Trust, and A I M Distributors, Inc. ("AIM Distributors"), the distributor of the Acquiring Fund, will pay the Acquiring Fund's Reorganization expenses. Phoenix has separately entered into an agreement with AIM Distributors to set forth how the Funds' Reorganization expenses will be allocated. Pursuant to such agreement, Phoenix or an affiliate thereof will pay expenses associated with the preparation and filing of the Proxy Materials, except that AIM Distributors will pay up to $20,000 of the legal fees incurred by the Acquiring Fund associated with the preparation and filing of the Proxy Materials. Phoenix or an affiliate thereof will pay (a) all costs associated with the proxy solicitation, including but not limited to postage, printing, mailing and tabulation costs.

      9.2 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                   ARTICLE X

                                INDEMNIFICATION

      10.1 The Acquiring Trust agrees to indemnify and hold harmless the Selling Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      10.2 The Selling Trust agrees to indemnify and hold harmless the Acquiring Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Selling Trust or the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE XI

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the indemnification obligations of Article X, the obligations of the Acquiring Fund and the Selling Fund in paragraph 5.6 and the obligations of Phoenix in paragraph 5.9 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XII

                                   TERMINATION

      12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

            (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

            (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

      12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Trust or the Selling Trust, or their respective board members or officers, to the other party or its board members or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

      12.3 The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

                                  ARTICLE XIII

                                   AMENDMENTS

      13.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective board members; provided, however, that, following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                   ARTICLE XIV

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

      14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the Acquiring Fund, as provided in the agreement and declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Trust's agreement and declaration of trust.

      14.6 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Selling Trust's agreement and declaration of trust.

                                   ARTICLE XV

                                     NOTICES

      15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, One American Row, Hartford, Connecticut 06102, Attention:
Matthew Swendiman, or to the Acquiring Trust, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, Attention: Jim Coppedge, with a copy to Richard T. Choi, Foley & Lardner, LLP, 3000 K Street, Suite 500, Washington, D.C. 20007 or to any other address that the Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                   AIM VARIABLE INSURANCE FUNDS

                                   By:_________________________
                                   ____________________________
                                   Name:
                                   Title: President

ACKNOWLEDGED:

By:_______________________
Name:_____________________
Title:____________________

                                   THE PHOENIX EDGE SERIES FUND

                                   By:_________________________
                                   ____________________________
                                   Name:
                                   Title: President

ACKNOWLEDGED:

By:_______________________
Name:_____________________
Title:____________________

                                   The Undersigned is a party to this Agreement:

                                   PHOENIX VARIABLE ADVISORS, INC.

                                   By:_________________________
                                   ____________________________
                                   Name:
                                   Title:

ACKNOWLEDGED:

By:_______________________
Name:_____________________
Title:____________________

                                                                       EXHIBIT B

            FINANCIAL HIGHLIGHTS OF AIM V.I. MID CAP CORE EQUITY FUND

The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "CERTAIN CIVIL PROCEEDINGS AND LAWSUITS," related to certain events which occurred after the financial statements were issued.

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                 SERIES I
                                                                 ----------------------------------------------------------------
                                                                   SIX                                      SEPTEMBER 10, 2001
                                                                  MONTHS                                     (DATE OPERATIONS
                                                                  ENDED              YEAR ENDED                COMMENCED) TO
                                                                 JUNE 30,            DECEMBER 31,               DECEMBER 31,
                                                                   2004           2003           2002              2001
                                                                 --------       ---------      ---------     -----------------
Net asset value, beginning of period                             $  12.06       $    9.53      $   10.72      $       10.00
                                                                 --------       ---------      ---------      -------------
Income from investment operations:
Net investment income (loss)                                         0.00            0.00(a)       (0.02)(a)          (0.00)
                                                                 --------       ---------      ---------      -------------
Net gains (losses) on securities (both realized and unrealized)      0.98            2.60          (1.17)              0.74
                                                                 --------       ---------      ---------      -------------
Total from investment operations                                     0.98            2.60          (1.19)              0.74
                                                                 --------       ---------      ---------      -------------
Less distributions:
Dividends from net investment income                                   --              --             --              (0.02)
                                                                 --------       ---------      ---------      -------------
Distributions from net realized gains                                  --           (0.07)            --                 --
                                                                 --------       ---------      ---------      -------------
Net asset value, end of period                                   $  13.04       $   12.06      $    9.53      $       10.72
                                                                 --------       ---------      ---------      -------------
Total return(b)                                                      8.13%          27.31%        (11.10)%             7.37%
                                                                 ========       =========      =========      =============
Ratios /supplemental data:
Net assets, end of period (000s omitted)                         $403,024       $ 293,162      $  68,271      $       9,500
                                                                 ========       =========      =========      =============
Ratio of expenses to average net assets                              1.03%(c)        1.07%          1.30%              1.27%(d)(e)
                                                                 ========       =========      =========      =============
Ratio of net investment income (loss) to average net assets          0.05%(c)        0.01%         (0.22)%            (0.08)%(d)
                                                                 ========       =========      =========      =============
Portfolio turnover rate(f)                                             25%             37%            36%                20%
                                                                 ========       =========      =========      =============

(a) Calculated using average shares outstanding.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not re?ect charges at the separate account level which if included would reduce total returns for all periods shown.

(c) Ratios are annualized and based on average daily net assets of $349,393,343.

(d) Annualized.

(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 5.16%

(f) Not annualized for periods less than one year.

                                                                       EXHIBIT C

INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds, and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, is the subject of a number of regulatory inquiries concerning market timing activity in the AIM Funds.

On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Finally, AIM and certain of its current and former officers have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the Attorney General of the State of Colorado ("COAG"), the NYAG and the staff of the SEC to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM and IFG and the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of such settlement, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year. Mr. Cunningham's status remains unresolved at this date.

As a result of the matters discussed above, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below and in the Fund's statement of additional information. Both AIM and IFG are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP").

As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the

Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these three regulatory actions.

Developments with respect to these regulatory actions will be disclosed in the Fund's statement of additional information and also can be found on AIM's Internet website under the heading "Regulatory Actions, Inquiries and Pending Litigation" (http://www.aiminvestments.com/litigationsummary.pdf). You may request a free copy of the Fund's statement of additional information, which is incorporated by reference into the Fund's prospectus (is legally a part of the prospectus), by mail (AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739), by telephone (800-347-4246) or via AIM's Internet website (http://www.aiminvestments.com).

Regulatory Inquiries Concerning IFG and AIM

IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM and INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those described above. Additional regulatory inquiries related to the above or other issues may be received by the Fund, IFG, AIM and/or related entities and individuals in the future. Information on these regulatory inquiries can be found in the Fund's statement of additional information and on AIM's Internet website under the heading "Regulatory Actions, Inquiries and Pending Litigation" (http://www.aiminvestments.com/litigationsummary.pdf).

Private Civil Actions Pending Against IFG, AIM and Related Entities and Individuals

Civil lawsuits related to many of the above issues have been filed against (depending upon the lawsuit) IFG, AIM, certain related entities, certain of their current and former officers, and/or certain of the AIM and INVESCO Funds and/or their trustees. Additional civil lawsuits related to the above or other issues may be filed against the Fund, IFG, AIM and/or related entities and individuals in the future. Information on these civil lawsuits that have been served on IFG or AIM or for which service of process has been waived as of a recent date, including the parties to the lawsuits and summaries of the various allegations and remedies sought, can be found in the Fund's statement of additional information and on AIM's Internet website under the heading "Regulatory Actions, Inquiries and Pending Litigation" (http://www.aiminvestments.com/litigationsummary.pdf)

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc., INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Response of the Independent Trustees

The independent trustees of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators with respect to both IFG and AIM. The independent trustees have also retained their own financial expert in this regard. Finally, the independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG's and AIM's conduct being conducted by the outside counsel retained by AMVESCAP.

At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

                                                                      EXHIBIT D

                          AIM VARIABLE INSURANCE FUNDS

                       Supplement dated September 8, 2004
                     to the Prospectus dated April 30, 2004
                                 as supplemented

The information below is in addition to the information contained in the supplement dated July 16, 2004 (the "July 16 Supplement").

As discussed in detail in the July 16 Supplement and as summarized below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds, and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, is the subject of a number of regulatory inquiries concerning market timing activity in the AIM Funds.

On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Finally, AIM and certain of its current and former officers have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the Attorney General of the State of Colorado ("COAG"), the NYAG and the staff of the SEC to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM and IFG and the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of such settlement, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year. Mr. Cunningham's status remains unresolved at this date.

As a result of the matters discussed above, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                          AIM VARIABLE INSURANCE FUNDS
                         Supplement dated July 16, 2004,
                     to the Prospectus dated April 30, 2004
                                 as Supplemented

The following replaces in its entirety the information appearing under the heading "APPENDIX I":

"The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below and in the Fund's statement of additional information. Both AIM and IFG are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP").

As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the

Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these three regulatory actions.

Developments with respect to these regulatory actions will be disclosed in the Fund's statement of additional information and also can be found on AIM's Internet website under the heading "Regulatory Actions, Inquiries and Pending Litigation" (http://www.aiminvestments.com/litigationsummary.pdf). You may request a free copy of the Fund's statement of additional information, which is incorporated by reference into the Fund's prospectus (is legally a part of the prospectus), by mail (AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739), by telephone (800-347-4246) or via AIM's Internet website (http://www.aiminvestments.com).

Regulatory Inquiries Concerning IFG and AIM

IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM and INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those described above. Additional regulatory inquiries related to the above or other issues may be received by the Fund, IFG, AIM and/or related entities and individuals in the future. Information on these regulatory inquiries can be found in the Fund's statement of additional information and on AIM's Internet website under the heading "Regulatory Actions, Inquiries and Pending Litigation" (http://www.aiminvestments.com/litigationsummary.pdf).

Private Civil Actions Pending Against IFG, AIM and Related Entities and Individuals

Civil lawsuits related to many of the above issues have been filed against (depending upon the lawsuit) IFG, AIM, certain related entities, certain of their current and former officers, and/or certain of the AIM and INVESCO Funds and/or their trustees. Additional civil lawsuits related to the above or other issues may be filed against the Fund, IFG, AIM and/or related entities and individuals in the future. Information on these civil lawsuits that have been served on IFG or AIM or for which service of process has been waived as of a recent date, including the parties to the lawsuits and summaries of the various allegations and remedies sought, can be found in the Fund's statement of additional information and on AIM's Internet website under the heading "Regulatory Actions, Inquiries and Pending Litigation" (http://www.aiminvestments.com/litigationsummary.pdf)

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc., INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Response of the Independent Trustees

The independent trustees of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators with respect to both IFG and AIM. The independent trustees have also retained their own financial expert in this regard. Finally, the independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG's and AIM's conduct being conducted by the outside counsel retained by AMVESCAP.

At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM."

                                               AIM V.I. MID CAP CORE EQUITY FUND

                                                                     PROSPECTUS
                                                                 APRIL 30, 2004

Series I shares

Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Mid Cap Equity Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares ("Series I shares") of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                       ---------------------------------
                       AIM V.I. MID CAP CORE EQUITY FUND
                       ---------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fees and Expenses of the Fund                        3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisor                                          4

Advisor Compensation                                 4

Portfolio Manager(s)                                 4

OTHER INFORMATION                                    5
------------------------------------------------------
Purchase and Redemption of Shares                    5

Pricing of Shares                                    5

Taxes                                                5

Dividends and Distributions                          5

Share Classes                                        5

Future Fund Closure                                  5

Pending Litigation                                   5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------

APPENDIX I                                         I-1
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group, Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ---------------------------------
                       AIM V.I. MID CAP CORE EQUITY FUND
                       ---------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet this objective by investing, normally, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Trademark-- Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russel 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Mid-cap--Trademark-- Index are considered representative of medium-sized companies.

    The fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective. For risk management or cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    A larger position in cash or cash equivalents could also detract from the achievement of the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

    To the extent a fund holds cash or cash equivalents for risk management, the fund may not achieve its investment objective.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                       ---------------------------------
                       AIM V.I. MID CAP CORE EQUITY FUND
                       ---------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges at the separate account level; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -11.10%
2003...................................................................   27.31%


    During the period shown in the bar chart, the highest quarterly return was 16.45% (quarter ended June 30, 2003) and the lowest quarterly return was -14.37% (quarter ended September 30, 2002).

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges at the separate account level; if it did, the performance shown would be lower.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                              SINCE         INCEPTION
December 31, 2003)                       1 YEAR    INCEPTION         DATE
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund         27.31%       8.82%        09/10/01
Standard & Poor's 500 Index(1,2)          28.67%       0.85%(3)     08/31/01(3)
Russell Midcap--Registered Trademark--
  Index(2,4)                              40.06%       8.51%(3)     08/31/01(3)
Lipper Mid-Cap Core Fund Index(2,5)       36.58%       6.64%(3)     08/31/01(3)
-------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to the use the Standard & Poor's 500 Index as its broad-based index rather than the Russell Midcap--Registered Trademark-- Index since the Standard & Poor's 500 Index is such a widely recognized gauge of U.S. stock market performance. The fund will continue to include the Russell Midcap--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mid-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.
(2) The indices do not reflect payment of fees, expenses or taxes.
(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.
(4) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.
(5) The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index.


                                       2

                       ---------------------------------
                       AIM V.I. MID CAP CORE EQUITY FUND
                       ---------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                SERIES I SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                           N/A

Maximum Deferred
Sales Charge (Load)                                                   N/A
--------------------------------------------------------------------------------

"N/A" in the above table means "not applicable."

ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from Series I share assets)                                     SERIES I SHARES
--------------------------------------------------------------------------------
Management Fees                                                       0.73%

Other Expenses                                                        0.34

Total Annual Fund
Operating Expenses                                                    1.07
--------------------------------------------------------------------------------

(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds. This example does not reflect fees associated when a separate account invests in the fund or any costs associated with the ownership of a variable annuity contract or variable life insurance contract for which the fund is an investment option, and if it did, expenses would be higher.

    The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The example does not assume that any fund expense waiver or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

SERIES I SHARES                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity                $109     $340      $590      $1,306
--------------------------------------------------------------------------------

                                       3

                       ---------------------------------
                       AIM V.I. MID CAP CORE EQUITY FUND
                       ---------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2003, the advisor received compensation of 0.73% of the fund's average daily net assets.

PORTFOLIO MANAGER(S)

The advisor uses a team approach to investment management. The individual member(s) of the team who are primarily responsible for the fund's portfolio is as follows:

- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.

    He is assisted by the Mid/Large Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                                       4

                       ---------------------------------
                       AIM V.I. MID CAP CORE EQUITY FUND
                       ---------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the fund, and the interests of plan participants investing in the fund, may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computations of the fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined as of the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies. The fund expects that its distributions will consist primarily of capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating life insurance companies.

    At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

FUTURE FUND CLOSURE

Due to the sometime limited availability of common stocks of mid-cap companies that meet the investment criteria for AIM V.I. Mid Cap Core Equity Fund, the fund may periodically suspend or limit the offering of its shares.

    During closed periods, the fund will accept additional investments from existing participants.

PENDING LITIGATION

A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds (INVESCO Funds are also advised by AIM), their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

                                       5

                       ---------------------------------
                       AIM V.I. MID CAP CORE EQUITY FUND
                       ---------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal year (or period) indicated.

    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                     YEAR ENDED           SEPTEMBER 10, 2001
                                                                    DECEMBER 31,           (DATE OPERATIONS
                                                              ------------------------      COMMENCED) TO
                                                                2003            2002      DECEMBER 31, 2001
                                                              --------         -------    ------------------
Net asset value, beginning of period                          $   9.53         $ 10.72          $10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.00(a)        (0.02)(a)         0.00
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.60           (1.17)           0.74
============================================================================================================
    Total from investment operations                              2.60           (1.19)           0.74
============================================================================================================
Less distributions:
  Dividends from net investment income                              --              --           (0.02)
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.07)             --              --
============================================================================================================
Net asset value, end of period                                $  12.06         $  9.53          $10.72
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  27.31%         (11.10)%          7.37%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $293,162         $68,271          $9,500
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.07%(c)        1.30%           1.27%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.07%(c)        1.30%           5.16%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets       0.01%(c)       (0.22)%         (0.08)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                          37%             36%             20%
____________________________________________________________________________________________________________
============================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are based on average daily net assets of $162,369,892.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                       6

                       ---------------------------------
                       AIM V.I. MID CAP CORE EQUITY FUND
                       ---------------------------------

APPENDIX I

Your fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.

    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

    No relief is being sought against the fund or any of the other AIM or INVESCO Funds in any of these complaints.

    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the fund.

REGULATORY INQUIRIES CONCERNING AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the fund.

RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES

The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.


                                      I-1

                       ---------------------------------
                       AIM V.I. MID CAP CORE EQUITY FUND
                       ---------------------------------

RESPONSE OF AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the fund. The fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

PRIVATE ACTIONS

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the fund's statement of additional information.

    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.

    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                                      I-2

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you wish to obtain free copies of the fund's current SAI, please contact us

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246

You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------
   AIM V.I. Mid Cap Core Equity Fund Series I
   SEC 1940 Act file number: 811-7452
------------------------------------------------

AIMinvestments.com
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                       STATEMENT OF ADDITIONAL INFORMATION

                        AIM V.I. MID CAP CORE EQUITY FUND
                    A SERIES OF AIM VARIABLE INSURANCE FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
                                  713-626-1919

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated October __, 2004 for the Special Meeting of Shareholders of the Phoenix-AIM Mid-Cap Equity Series to be held on ________, 2004. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the AIM V.I. Basic Value Fund, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or by calling 1-800-410-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. Further information about the AIM V.I. Mid Cap Core Equity Fund is contained in and incorporated by reference to the Fund's Statement of Additional Information ("SAI") dated April 30, 2004, as supplemented, insofar as it relates to the AIM V.I. Mid Cap Core Equity Fund. No other part of the SAI is incorporated by reference herein. The audited financial statements and related independent auditors' report for the AIM V.I. Mid Cap Core Equity Fund contained in the Annual Report for the fiscal year ended December 31, 2003 are hereby incorporated herein by reference insofar as they relate to the AIM V.I. Mid Cap Core Equity Fund. The unaudited financial statements for the AIM V.I. Mid Cap Core Equity Fund contained in the Semi-Annual Report for the period ended June 30, 2004 are hereby incorporated herein by reference insofar as they relate to the AIM V.I. Mid Cap Core Equity Fund. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. The financial statements should be read in conjunction with the disclosures, included in the Proxy Statement/Prospectus under the heading "CERTAIN CIVIL PROCEEDINGS AND LAWSUITS," related to certain events which occurred after the financial statements were issued.

Further information about the Phoenix-AIM Mid-Cap Equity Series is contained in and incorporated by reference to the Fund's Statement of Additional Information dated May 1, 2004, as supplemented and/or amended insofar as it relates to the Phoenix-AIM Mid-Cap Equity Series. The audited financial statements and related independent auditors' report for the Phoenix-AIM Mid-Cap Equity Series contained in the Annual Report for the fiscal year ended December 31, 2003 are hereby incorporated herein by reference insofar as they relate to the Phoenix-AIM Mid-Cap Equity Series. The unaudited financial statements for the Phoenix-AIM Mid-Cap Equity Series contained in the Semi-Annual Report for the period ended June 30, 2004 is hereby incorporated herein by reference insofar as they relate to the Phoenix-AIM Mid-Cap Equity Series.

The date of this Statement of Additional Information is October ___, 2004.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

      The Registrant's Agreement and Declaration of Trust, dated May 15, 2002, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Business Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $55,000,000 limit of liability (an additional $10,000,000 coverage applies to independent directors/trustees only).

ITEM 16. EXHIBITS

(1)(a)            Amended and Restated Agreement and Declaration of Trust of
                  Registrant, dated May 15, 2002.(20)

(1)(b)            Amendment No 1, dated May 30, 2003, to Amended and Restated
                  Agreement and Declaration of Trust of Registrant.(21)

(1)(c)            Amendment No. 2, effective December 10, 2003, to Amended and
                  Restated Agreement and Declaration of Trust of
                  Registrant..(22)

1(d)              Amendment No. 3, effective April 30, 2004, to Amended and
                  Restated Agreement and Declaration of Trust of Registrant.(22)

(2)               Amended and Restated By-Laws of Registrant, dated effective
                  May 15, 2002.(20)

(3)               Not Applicable.

(4) Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement.

(5) Instruments Defining Rights of Security Holders - All rights of security holders are contained in the Registrant's
                  Agreement and Declaration of Trust.

(6)(a)(1) Master Investment Advisory Agreement, dated May 1, 2000, between Registrant and A I M Advisors, Inc.(14)

(6)(a)(2)         Amendment No. 1, dated May 1, 2001, to Master Investment
                  Advisory Agreement, dated May 1, 2000, between Registrant and
                  A I M Advisors, Inc.(15)

(6)(a)(3)         Amendment No. 2 to Master Investment Advisory Agreement of
                  Registrant dated September 7, 2001, between Registrant and A I
                  M Advisors, Inc.(18)

(6)(a)(4)         Amendment No. 3 to Master Investment Advisory Agreement of
                  Registrant dated May 1, 2002, between Registrant and A I M
                  Advisors, Inc.(20)

(6)(a)(5)         Amendment No. 4, dated August 29, 2003, to Master Investment
                  Advisory Agreement, dated May 1, 2000, between Registrant and
                  A I M Advisors, Inc.(22)

(6)(a)(6)         Form of Amendment No. 5 to Master Investment Advisory
                  Agreement between Registrant and A I M Advisors, Inc.(22)

(6)(b)(1) Sub-Advisory Agreement, dated May 1, 2000, between Registrant and H.S. Dent Advisors, Inc.(14)

(6)(b)(2)         Form of Sub-Advisory Agreement between A I M Advisors, Inc.
                  and INVESCO Institutional (N.A.), Inc.(22)

(6)(c)(1)         Foreign Country Selection and Mandatory Securities Depository
                  Responsibilities Delegation Agreement, dated September 9,
                  1998, between Registrant and A I M Advisors, Inc.(7)

(6)(c)(2)         Amendment No. 1, dated September 28, 1998, to Foreign Country
                  Selection and Mandatory Securities Depository Responsibilities
                  Delegation Agreement between Registrant and A I M Advisors,
                  Inc.(8)

(6)(c)(3)         Amendment No. 2, dated December 14, 1998, to Foreign Country
                  Selection and Mandatory Securities Depository Responsibilities
                  Delegation Agreement between Registrant and A I M Advisors,
                  Inc.(8)

(7)(a)(1) First Amended and Restated Master Distribution Agreement, dated July 16, 2001, between Registrant and A I M
                  Distributors, Inc.(17)

(7)(a)(2)         Amendment No. 1, dated September 7, 2001, to First Amended and
                  Restated Master Distribution Agreement, between Registrant and
                  A I M Distributors, Inc., dated July 16, 2001.(18)

(7)(a)(3)         Amendment No. 2, dated May 1, 2002, to First Amended and
                  Restated Master Distribution Agreement between Registrant and
                  A I M Distributors, Inc., dated July 16, 2001.(20)

(7)(a)(4)         Amendment No. 3, dated August 29, 2003, to First Amended and
                  Restated Master Distribution Agreement, between Registrant and
                  A I M Distributors, Inc., dated July 16, 2001. (22)

(7)(a)(5)         Form of Amendment No. 4 to First Amended and Restated Master
                  Distribution Agreement between Registrant and A I M
                  Distributors, Inc.(22)

(8)(a) Retirement Plan of Registrant's Non-Affiliated Directors, effective March 8, 1994, as restated September 18, 1995.(4)

(8)(b) Retirement Plan for Eligible Directors/Trustees effective as of March 8, 1994, as Restated September 18, 1995 and as
                  Restated March 7, 2000.(14)

(8)(c)            Form of Director Deferred Compensation Agreement effective as
                  Amended March 7, 2000, September 28, 2001 and September 26,
                  2002.(22)

(9)(a)(1)         Master Custodian Contract, dated May 1, 2000, between
                  Registrant and State Street Bank and Trust Company.(15)

(9)(a)(2) Amendment, dated May 1, 2000, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(15)

(9)(a)(3) Amendment, dated June 29, 2001, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(20)

(9)(a)(4) Amendment, dated April 2, 2002, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(20)

(9)(b)            Custody Agreement, dated September 19, 2000, between
                  Registrant and The Bank of New York.(15)

(10)(a)           Registrant's Master Distribution Plan pursuant to Rule 12b-1 for Series II shares.(17)

(10)(b) Amendment No. 1 to the Registrant's Master Distribution Plan, dated September 7, 2001.(18)

(10)(c) Amendment No. 2 to the Registrant's Master Distribution Plan, dated May 1, 2002.(20)

(10)(d)           Form of Amendment No. 3 to the Registrant's Master
                  Distribution Plan.(21)

(11)              Opinion and Consent of Foley & Lardner, LLP is filed herewith.

(12)              Form of Tax Opinion is filed herewith.

(13)(a)(1) Amended and Restated Master Administrative Services Agreement, dated July 1, 2003.(22)

(13)(a)(2)        Form of Amendment No. 1, to Amended and Restated Master
                  Administrative Services Agreement, dated July 1, 2003.(22)

(13)(a)(3)        Form of Amendment No. 2 to Amended and Restated Master
                  Administrative Services Agreement between Registrant and AIM
                  Advisors, Inc.(22)

(13)(b) Transfer Agency and Service Agreement, dated October 15, 2001, between Registrant and AIM Investment Services, Inc.
                  (formerly known as A I M Fund Services, Inc.)(18)

(13)(c)           Participation Agreement, dated February 25, 1993, between
                  Registrant, Connecticut General Life Insurance Company and A I
                  M Distributors, Inc.(4)

(13)(d)(1)        Participation Agreement, dated February 10, 1995, between
                  Registrant and Citicorp Life Insurance Company.(4)

(13)(d)(2)        Amendment No. 1, dated February 3, 1997, to the Participation
                  Agreement dated February 10, 1995, between Registrant and
                  Citicorp Life Insurance Company.(6)

(13)(e)(1)        Participation Agreement, dated February 10, 1995, between
                  Registrant and First Citicorp Life Insurance Company.(4)

(13)(e)(2)        Amendment No. 1, dated February 3, 1997, to the Participation
                  Agreement, dated February 10, 1995, between Registrant and
                  First Citicorp Life Insurance Company.(6)

(13)(f)(1)(A)     Participation Agreement, dated December 19, 1995, between
                  Registrant and Glenbrook Life and Annuity Company.(4)

(13)(f)(1)(B)     Side Letter Agreement, dated December 1, 1995, among
                  Registrant and Glenbrook Life and Annuity Company.(5)

(13)(f)(2)        Amendment No. 1, dated November 7, 1997, to the Participation
                  Agreement, dated December 19, 1995, between Registrant and
                  Glenbrook Life and Annuity Company.(7)

(13)(f)(3)        Amendment No. 2, dated September 2, 1997, to the Participation
                  Agreement, dated December 19, 1995, between Registrant and
                  Glenbrook Life and Annuity Company.(6)

(13)(f)(4)        Amendment No. 3, dated January 26, 1998, to the Participation
                  Agreement, dated December 19, 1995, between Registrant and
                  Glenbrook Life and Annuity Company.(7)

(13)(f)(5)        Amendment No. 4, dated May 1, 1998, to the Participation
                  Agreement, dated December 19, 1995, between Registrant and
                  Glenbrook Life and Annuity Company.(7)

(13)(f)(6)        Amendment No. 5, dated January 12, 1999, to the Participation
                  Agreement, dated December 19, 1995, between Registrant and
                  Glenbrook Life and Annuity Company.(8)

(13)(f)(7)        Amendment No. 6, dated September 26, 2001, to the
                  Participation Agreement, dated December 19, 1995, between
                  Registrant and Glenbrook Life and Annuity Company.(20)

(13)(g)           Participation Agreement, dated March 4, 1996, between
                  Registrant and IDS Life Insurance Company.(4)

(13)(h)(1)(A)     Participation Agreement, dated October 7, 1996, between
                  Registrant and IDS Life Insurance Company (supersedes and
                  replaces Participation Agreement dated March 4, 1996).(5)

(13)(h)(1)(B)     Side Letter Agreement, dated September 27, 1996, between
                  Registrant, IDS Life Insurance Company and IDS Life Insurance
                  Company of New York.(6)

(13)(h)(2)        Amendment 1, dated November 11, 1997, to the Participation
                  Agreement, dated October 7, 1996, between registrant and IDS
                  Life Insurance Company.(8)

(13)(i)(1)        Participation Agreement, dated October 7, 1996, between
                  Registrant and IDS Life Insurance Company of New York.(5)

(13)(i)(2)        Amendment No. 1, dated November 11, 1997, to the Participation
                  Agreement, dated October 7, 1996 between Registrant and IDS
                  Life Insurance Company of New York.(8)

(13)(j)           Participation Agreement, dated April 8, 1996, between
                  Registrant and Connecticut General Life Insurance Company.(4)

(13)(k)(1)        Participation Agreement, dated September 21, 1996, between
                  Registrant and Pruco Life Insurance Company.(5)

(13)(k)(2)        Amendment No. 1, dated July 1, 1997, to the Participation
                  Agreement, dated September 21, 1996, between Registrant and
                  Pruco Life Insurance Company.(6)

(13)(k)(3)        Amendment No. 2, dated August 1, 1998, to the Participation
                  Agreement, dated September 21, 1996, between Registrant and
                  Pruco Life Insurance Company.(7)

(13)(k)(4)        Amendment No. 3, dated November 8, 1999, to the Participation
                  Agreement, dated September 21, 1996, between Registrant and
                  Pruco Life Insurance Company.(14)

(13)(k)(5)        Amendment No. 4, dated April 10, 2000, to the Participation
                  Agreement, dated September 21, 1996, between Registrant and
                  Pruco Life Insurance Company.(14)

(13)(l)(1)(A)     Participation Agreement, dated October 1, 1996, between
                  Registrant and Allstate Life Insurance Company of New York.(5)

(13)(l)(1)(B)     Side Letter Agreement, dated October 1, 1996, between
                  Registrant and Allstate Life Insurance Company of New York.(7)

(13)(l)(2)        Amendment No. 1, dated November 7, 1997, to the Participation
                  Agreement, dated October 1, 1996, between Registrant and
                  Allstate Life Insurance Company of New York.(9)

(13)(m)(1)(A)     Participation Agreement, dated December 18, 1996, between
                  Registrant and Merrill Lynch Life Insurance Company.(5)

(13)(m)(1)(B)     Side Letter Agreement, dated December 18, 1996, between
                  Registrant and Merrill, Lynch, Pierce, Fenner & Smith,
                  Incorporated.(5)

(13)(m)(2)        Amendment No. 1, dated May 1, 1997, to the Participation
                  Agreement, dated December 18, 1996, between Registrant and
                  Merrill Lynch Life Insurance Company.(6)

(13)(m)(3)        Amendment No. 2, dated April 13, 2000, to the Participation
                  Agreement, dated December 18, 1996, between Registrant and
                  Merrill Lynch Life Insurance Company.(14)

(13)(m)(4)        Amendment No. 3, dated February 16, 2001, to the Participation
                  Agreement, dated December 18, 1996, between Registrant and
                  Merrill Lynch Life Insurance Company.(18)

(13)(m)(5)        Amendment No. 4, dated May 1, 2001, to the Participation
                  Agreement, dated December 18, 1996, between Registrant and
                  Merrill Lynch Life Insurance Company.(18)

(13)(m)(6)        Amendment No. 5, dated October 5, 2001, to the Participation
                  Agreement, dated December 18, 1996, between Registrant and
                  Merrill Lynch Life Insurance Company.(18)

(13)(m)(7)        Amendment No. 6, dated September 10, 2002, to the
                  Participation Agreement, dated December 18, 1996, between
                  Registrant and Merrill Lynch Life Insurance Company.(20)

(13)(n)(1)        Participation Agreement, dated December 18, 1996, between
                  Registrant and ML Life Insurance Company of New York.(5)

(13)(n)(2)        Amendment No. 1, dated May 1, 1997, to the Participation
                  Agreement, dated December 18, 1996, between Registrant and ML
                  Life Insurance Company of New York.(6)

(13)(n)(3)        Amendment No. 2, dated April 3, 2000, to the Participation
                  Agreement, dated December 18, 1996, by and between Registrant and ML Life Insurance Company of New York.(14)

(13)(n)(4)        Amendment No. 3, dated February 16, 2001, to the Participation
                  Agreement, dated December 18, 1996, between Registrant and ML
                  Life Insurance Company of New York.(18)

(13)(n)(5)        Amendment No. 4, dated May 1, 2001, to the Participation
                  Agreement, dated December 18, 1996, between Registrant and ML
                  Life Insurance Company of New York.(18)

(13)(n)(6)        Amendment No. 5, dated October 5, 2001, to the Participation
                  Agreement, dated December 18, 1996, between Registrant and ML
                  Life Insurance Company of New York.(18)

(13)(n)(7)        Amendment No. 6, dated September 10, 2002, to the
                  Participation Agreement, dated December 18, 1996, between
                  Registrant and ML Life Insurance Company of New York.(20)

(13)(o)(1)        Participation Agreement, dated February 14, 1997, between
                  Registrant and Pruco Life Insurance Company of New Jersey.(5)

(13)(o)(2)        Amendment No. 1, dated November 8, 1999, to the Participation
                  Agreement, dated February 14, 1997, between Registrant and
                  Pruco Life Insurance Company of New Jersey.(14)

(13)(o)(3)        Amendment No. 2, dated April 10, 2000, to the Participation
                  Agreement, dated February 14, 1997, between Registrant and
                  Pruco Life Insurance Company of New Jersey.(14)

(13)(p)           Participation Agreement, dated April 30, 1997, between
                  Registrant and Prudential Insurance Company of America.(6)

(13)(q)           Participation Agreement, dated October 30, 1997, between
                  Registrant and American Centurion Life Assurance Company.(6)

(13)(r)(a)        Participation Agreement, dated October 30, 1997, between
                  Registrant and American Enterprise Life Insurance Company.(6)

(13)(r)(b)        Letter Agreement, dated October 30, 1997, between American
                  Enterprise Life Insurance Company and American Centurion Life
                  Assurance Company.(6)

(13)(s)           Participation Agreement, dated November 20, 1997, between
                  Registrant and AIG Life Insurance Company.(6)

(13)(t)           Participation Agreement, dated November 20, 1997, between
                  Registrant and American International Life Assurance Company of New York.(6)

(13)(u)(1)        Participation Agreement, dated November 4, 1997, between
                  Registrant and Nationwide Life Insurance Company.(6)

(13)(u)(2)        Amendment No. 1, dated June 15, 1998, to the Participation
                  Agreement, dated November 4, 1997 between Registrant and
                  Nationwide Life Insurance Company.(7)

(13)(v)(1)        Participation Agreement, dated December 3, 1997, between
                  Registrant and Security Life of Denver.(6)

(13)(v)(2)        Amendment No. 1, dated June 23, 1998, to the Participation
                  Agreement, dated December 3, 1997, between Registrant and
                  Security Life of Denver.(7)

(13)(v)(3)        Amendment No. 2, dated May 20, 1999, to the Participation
                  Agreement, dated December 3, 1997, between Registrant and
                  Security Life of Denver Insurance Company.(10)

(13)(v)(4)        Amendment No. 3, dated November 1, 1999, to the Participation
                  Agreement, dated December 3, 1997, between Registrant and
                  Security Life of Denver Insurance Company.(12)

(13)(v)(5)        Amendment No. 4, dated March 2, 2000, to the Participation
                  Agreement, dated December 3, 1997, between Registrant and
                  Security Life of Denver Insurance Company.(14)

(13)(v)(6)        Amendment No. 5, dated December 28, 2000, to the Participation
                  Agreement, dated December 3, 1997, between Registrant and
                  Security Life of Denver Insurance Company.(14)

(13)(v)(7)        Amendment No. 6, dated September 5, 2001, to the Participation
                  Agreement, dated December 3, 1997, between Registrant and
                  Security Life of Denver Insurance Company.(18)

(13)(w)(1)        Participation Agreement, dated December 31, 1997, between
                  Registrant and Cova Financial Services Life Insurance
                  Company.(6)

(13)(w)(2)        Amendment No. 1, dated April 23, 1999, to the Participation
                  Agreement, dated December 31, 1997, between Registrant and
                  Cova Financial Services Life Insurance Company.(12)

(13)(w)(3)        Amendment No. 2, dated September 1, 2000, to the Participation
                  Agreement, dated December 31, 1997, between Registrant and
                  Cova Financial Services Life Insurance Company.(14)

(13)(w)(4)        Amendment No. 3, dated February 12, 2001, to the Participation
                  Agreement, dated December 31, 1997, between Registrant and Met
                  Life Investors Insurance Company (formerly Cova Financial
                  Services Life Insurance Company).(18)

(13)(x)(1)        Participation Agreement, dated December 31, 1997, between
                  Registrant and Cova Financial Life Insurance Company.(6)

(13)(x)(2)        Amendment No. 1, dated April 23, 1999, to the Participation
                  Agreement, dated December 31, 1997, between Registrant and
                  Cova Financial Life Insurance Company.(10)

(13)(x)(3)        Amendment No. 2, dated February 12, 2001, to the Participation
                  Agreement, dated April 23, 1999, between Registrant and Met
                  Life Investors Insurance Company (formerly Cova Financial Life
                  Insurance Company).(18)

(13)(y)(1)        Participation Agreement, dated February 2, 1998, between
                  Registrant and The Guardian Insurance & Annuity Company,
                  Inc.(7)

(13)(y)(2)        Amendment No. 1, dated July 1, 1999, to the Participation
                  Agreement, dated February 2, 1998, between Registrant and The
                  Guardian Life Insurance & Annuity Company, Inc.(11)

(13)(y)(3)        Amendment No. 2, dated May 1, 2000, to the Participation
                  Agreement, dated February 2, 1998, between Registrant and The
                  Guardian Life Insurance & Annuity Company, Inc.(14)

(13)(y)(4)        Amendment No. 3, dated August 1, 2000, to the Participation
                  Agreement, dated February 2, 1998, between Registrant and The
                  Guardian Life Insurance & Annuity Company, Inc.(14)

(13)(y)(5)        Amendment No. 4, dated December 1, 2000, to the Participation
                  Agreement, dated February 2, 1998, between Registrant and The
                  Guardian Life Insurance & Annuity Company, Inc.(18)

(13)(z)(1)        Participation Agreement, dated February 17, 1998, between
                  Registrant and Sun Life Assurance Company of Canada (U.S.).(7)

(13)(z)(2)        Amendment No. 1, dated December 11, 1998, to the Participation
                  Agreement, dated February 17, 1998, between Registrant and Sun
                  Life Assurance Company of Canada (U.S.).(8)

(13)(z)(3)        Amendment No. 2, dated March 15, 1999, to the Participation
                  Agreement, dated February 17, 1998, between Registrant and Sun
                  Life Assurance Company of Canada (U.S.).(14)

(13)(z)(4)        Amendment No. 3, dated April 17, 2000, to the Participation
                  Agreement, dated February 17, 1998, between Registrant and Sun
                  Life Assurance Company of Canada (U.S.).(14)

(13)(z)(5)        Amendment No. 4, dated May 1, 2000, to the Participation
                  Agreement, dated February 17, 1998, between Registrant and Sun
                  Life Assurance Company of Canada (U.S.).(18)

(13)(z)(6)        Amendment No. 5, dated May 1, 2001, to the Participation
                  Agreement, dated February 17, 1998, between Registrant and Sun
                  Life Assurance Company of Canada (U.S.).(18)

(13)(z)(7)        Amendment No. 6, dated September 1, 2001, to the Participation
                  Agreement, dated February 17, 1998, between Registrant and Sun
                  Life Assurance Company of Canada (U.S.).(18)

(13)(z)(8)        Amendment No. 7, dated April 1, 2002, to the Participation
                  Agreement, dated February 17, 1998, between Registrant and Sun
                  Life Assurance Company of Canada (U.S.).(20)

(13)(z)(9)        Amendment No. 8, dated August 5, 2002, to the Participation
                  Agreement, dated February 17, 1998, between Registrant and Sun
                  Life Assurance Company of Canada (U.S.).(20)

(13)(aa)          Participation Agreement, dated April 1, 1998, between
                  Registrant and United Life & Annuity Insurance Company.(7)

(13)(bb)(1)       Participation Agreement, dated April 21, 1998, between
                  Registrant and Keyport Life Insurance Company.(7)

(13)(bb)(2)       Amendment No. 1, dated December 28, 1998, to the Participation
                  Agreement, dated April 21, 1998, between Registrant and
                  Keyport Life Insurance Company.(8)

(13)(bb)(3)       Amendment No. 2, dated March 12, 2001, to the Participation
                  Agreement, dated April 21, 1998, between Registrant and
                  Keyport Life Insurance Company.(18)

(13)(cc)(1) Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(7)

(13)(cc)(2)       Amendment No. 1, dated June 30, 1998, to the Participation
                  Agreement, dated May 1, 1998, between Registrant and PFL Life
                  Insurance Company.(7)

(13)(cc)(3)       Amendment No. 2, dated November 27, 1998, to the Participation
                  Agreement, dated May 1, 1998, between Registrant and PFL Life
                  Insurance Company.(8)

(13)(cc)(4)       Amendment No. 3, dated August 1, 1999, to the Participation
                  Agreement, dated May 1, 1998, between Registrant and PFL Life
                  Insurance Company.(18)

(13)(cc)(5)       Amendment No. 4, dated February 28, 2001, to the Participation
                  Agreement, dated May 1, 1998, between Registrant and PFL Life
                  Insurance Company.(18)

(13)(cc)(6)       Amendment No. 5, dated July 1, 2001, to the Participation
                  Agreement, dated May 1, 1998, between Registrant and
                  Transamerica Life Insurance Company (formerly PFL Life
                  Insurance Company).(18)

(13)(cc)(7)       Amendment No. 6, dated August 15, 2001, to the Participation
                  Agreement, dated May 1, 1998, between Registrant and
                  Transamerica Life Insurance Company (formerly PFL Life
                  Insurance Company).(18)

(13)(cc)(8)       Amendment No. 7, dated May 1, 2002, to the Participation
                  Agreement, dated May 1, 1998, between Registrant and
                  Transamerica Life Insurance Company (formerly PFL Life
                  Insurance Company).(20)

(13)(cc)(9)       Amendment No. 8, dated July 15, 2002, to the Participation
                  Agreement, dated May 1, 1998, between Registrant and
                  Transamerica Life Insurance Company (formerly PFL Life
                  Insurance Company).(20)

(13)(cc)(10)      Amendment No. 9, dated December 1, 2002, to the Participation
                  Agreement, dated May 1, 1998, between Registrant and
                  Transamerica Life Insurance Company (formerly PFL Life
                  Insurance Company).(20)

(13)(dd) Participation Agreement, dated May 1, 1998, between Registrant and Fortis Benefits Insurance Company.(7)

(13)(ee)(1)       Participation Agreement, dated June 1, 1998, between
                  Registrant and American General Life Insurance Company.(7)

(13)(ee)(2)       Amendment No. 1, dated January 1, 1999, to the Participation
                  Agreement, dated June 1, 1998, between Registrant and American
                  General Life Insurance Company.(9)

(13)(ee)(3)       Amendment No. 2, dated September 29, 1999, to the
                  Participation Agreement, dated June 1, 1998, between
                  Registrant and American General Life Insurance Company.(14)

(13)(ee)(4)       Amendment No. 3, dated February 1, 2000, to the Participation
                  Agreement, dated June 1, 1998, between Registrant and American
                  General Life Insurance Company.(14)

(13)(ee)(5)       Amendment No. 4, dated November 1, 2000, to the Participation
                  Agreement, dated June 1, 1998, between Registrant and American
                  General Life Insurance Company.(18)

(13)(ee)(6)       Amendment No. 5, dated May 14, 2002, to the Participation
                  Agreement, dated June 1, 1998, between Registrant and American
                  General Life Insurance Company.(20)

(13)(ff)(1)       Participation Agreement, dated June 16, 1998, between
                  Registrant and Lincoln National Life Insurance Company.(7)

(13)(ff)(2)       Amendment No. 1, dated November 20, 1998, to the Participation
                  Agreement, dated June 16, 1998, between Registrant and Lincoln
                  National Life Insurance Company.(8)

(13)(ff)(3)       Amendment No. 2, dated May 1, 1999, to the Participation
                  Agreement, dated June 16, 1998, between Registrant and Lincoln
                  National Life Insurance Company.(14)

(13)(ff)(4)       Amendment No. 3, dated October 14, 1999, to the Participation
                  Agreement, dated June 16, 1998, between Registrant and Lincoln
                  National Life Insurance Company.(14)

(13)(ff)(5)       Amendment No. 4, dated May 1, 2000, to the Participation
                  Agreement, dated June 16, 1998, between Registrant and Lincoln
                  National Life Insurance Company.(14)

(13)(ff)(6)       Amendment No. 5, dated July 15, 2000, to the Participation
                  Agreement, dated June 16, 1998, between Registrant and Lincoln
                  National Life Insurance Company.(18)

(13)(ff)(7)       Amendment No. 6, dated July 15, 2001, to the Participation
                  Agreement, dated June 16, 1998, between Registrant and Lincoln
                  National Life Insurance Company.(18)

(13)(gg)(1)       Participation Agreement, dated June 30, 1998, between
                  Registrant and Aetna Life Insurance and Annuity Company.(7)

(13)(gg)(2)       Amendment No. 1, dated October 1, 2000, to the Participation
                  Agreement, dated June 20, 1998, between Registrant and AETNA
                  Life Insurance and Annuity Company.(18)

(13)(hh)(1)       Participation Agreement, dated July 1, 1998, between
                  Registrant and The Union Central Life Insurance Company.(8)

(13)(hh)(2)       Amendment dated January 1, 2003, to the Participation
                  Agreement, dated July 1, 1998, between Registrant and The
                  Union Central Life Insurance Company.(20)

(13)(ii)          Participation Agreement, dated July 1, 1998, between
                  Registrant and United Investors Life Insurance Company.(8)

(13)(jj)(1)       Participation Agreement, dated July 2, 1998, between
                  Registrant and Hartford Life Insurance Company.(7)

(13)(jj)(2)       Amendment No. 1, dated April 29, 2002, to be effective as of
                  November 1, 2000, to the Participation Agreement, dated July
                  2, 1998, between Registrant and Hartford Life Insurance
                  Company.(20)

(13)(jj)(3)       Amendment No. 2, dated September 20, 2001, to the
                  Participation Agreement, dated July 2, 1998, between
                  Registrant and Hartford Life Insurance Company.(20)

(13)(kk)(1)       Participation Agreement, dated July 13, 1998, between
                  Registrant and Keyport Benefit Life Insurance Company.(7)

(13)(kk)(2)       Amendment No. 1, dated December 28, 1998 to the Participation
                  Agreement, dated July 13, 1998, between Registrant and Keyport
                  Benefit Life Insurance Company.(8)

(13)(ll)(1)         Participation Agreement, dated July 27, 1998, between
                    Registrant and Allmerica Financial Life Insurance and
                    Annuity Company.(7)

(13)(ll)(2)         Amendment No. 1, dated February 11, 2000, to the
                    Participation Agreement, dated July 27, 1998, between
                    Registrant and Allmerica Financial Life Insurance and
                    Annuity Company.(13)

(13)(ll)(3)         Amendment No. 2, dated April 10, 2000, to the Participation
                    Agreement, dated July 27, 1998, between Registrant and
                    Allmerica Financial Life Insurance and Annuity Company.(14)

(13)(ll)(4)         Amendment No. 3, dated May 1, 2000, to the Participation
                    Agreement, dated July 27, 1998, between Registrant and
                    Allmerica Financial Life Insurance and Annuity Company.(14)

(13)(ll)(5)         Amendment No. 4, dated October 4, 2000, to the Participation
                    Agreement, dated July 27, 1998, between Registrant and
                    Allmerica Financial Life Insurance and Annuity Company.(14)

(13)(ll)(6)         Amendment No. 5, dated December 1, 2000, to the
                    Participation Agreement, dated July 27, 1998, between
                    Registrant and Allmerica Financial Life Insurance and
                    Annuity Company.(18)

(13)(ll)(7)         Amendment No. 6, dated May 1, 2001, to the Participation
                    Agreement, dated July 27, 1998, between Registrant and
                    Allmerica Financial Life Insurance and Annuity Company.(18)

(13)(ll)(8)         Amendment No. 7, dated May 1, 2002, to the Participation
                    Agreement, dated July 27, 1998, between Registrant and
                    Allmerica Financial Life Insurance and Annuity Company.(20)

(13)(mm)(1)         Participation Agreement, dated July 27, 1998, between
                    Registrant and First Allmerica Financial Life Insurance
                    Company.(7)

(13)(mm)(2)         Amendment No. 1, dated February 11, 2000, to the
                    Participation Agreement, dated July 27, 1998, between
                    Registrant and First Allmerica Financial Life Insurance
                    Company.(13)

(13)(mm)(3)         Amendment No. 2, dated April 10, 2000, to the Participation
                    Agreement, dated July 27, 1998, between Registrant and First
                    Allmerica Financial Life Insurance Company.(14)

(13)(mm)(4)         Amendment No. 3, dated May 1, 2000, to the Participation
                    Agreement, dated July 27, 1998, between Registrant and First
                    Allmerica Financial Life Insurance Company.(14)

(13)(mm)(5)         Amendment No. 4, dated October 4, 2000, to the Participation
                    Agreement, dated July 27, 1998, between Registrant and First
                    Allmerica Financial Life Insurance Company.(14)

(13)(mm)(6)         Amendment No. 5, dated December 1, 2000, to the
                    Participation Agreement, dated July 27, 1998, between
                    Registrant and First Allmerica Financial Life Insurance
                    Company.(18)

(13)(mm)(7)         Amendment No. 6, dated May 1, 2001, to the Participation
                    Agreement, dated July 27, 1998, between Registrant and First
                    Allmerica Financial Life Insurance Company.(18)

(13)(mm)(8)         Amendment No. 7, dated May 1, 2002, to the Participation
                    Agreement, dated July 27, 1998, between Registrant and First
                    Allmerica Financial Life Insurance Company.(20)

(13)(nn)            Participation Agreement, dated October 15, 1998, between
                    Registrant and Lincoln Life & Annuity Insurance Company of
                    New York.(9)

(13)(oo)(1)         Participation Agreement, dated November 23, 1998, between
                    Registrant and American General Annuity Insurance
                    Company.(8)

(13)(oo)(2)         Amendment No. 1, dated July 1, 1999, to the Participation
                    Agreement, dated November 23, 1998, between Registrant and
                    American General Annuity Insurance Company.(11)

(13)(oo)(3)         Amendment No. 2, dated August 1, 2000, to the Participation
                    Agreement, dated November 23, 1998, between Registrant and
                    American General Annuity Insurance Company.(14)

(13)(pp)            Participation Agreement, dated December 1, 1998, between
                    Registrant and the Prudential Insurance Company of
                    America.(8)

(13)(qq)(1)         Participation Agreement, dated February 1, 1999, between
                    Registrant and Sage Life Assurance of America, Inc.(9)

(13)(qq)(2)         Amendment No. 1, dated October 1, 2001, to the Participation
                    Agreement, dated February 1, 1999, between Registrant and
                    Sage Life Assurance of America, Inc.(18)

(13)(rr)(1)         Participation Agreement, dated April 1, 1999, between
                    Registrant and Liberty Life Assurance Company of Boston.(9)

(13)(rr)(2)         Amendment No. 1, dated May 1, 2001, to the Participation
                    Agreement, dated April 1, 1999, between Registrant and
                    Liberty Life Assurance Company of Boston.(18)

(13)(ss)            Participation Agreement, dated April 13, 1999, between
                    Registrant and Western-Southern Life Insurance Company.(10)

(13)(tt)            Participation Agreement, dated May 1, 1999, between
                    Registrant and Columbus Life Insurance Company.(10)

(13)(uu)            Participation Agreement, dated April 26, 1999, between
                    Registrant and First Variable Life Insurance Company.(10)

(13)(vv)            Participation Agreement, dated August 21, 1999, between
                    Registrant and Life Investors Insurance Company of
                    America.(11)

(13)(ww)            Participation Agreement, dated June 8, 1999, between
                    Registrant and The Principal Life Insurance Company.(10)

(13)(xx)(1)         Participation Agreement, dated June 8, 1999, between
                    Registrant and Principal Life Insurance Company.(11)

(13)(xx)(2)         Amendment, dated May 1, 2002, to the Participation
                    Agreement, dated June 8, 1999, between Registrant and
                    Principal Life Insurance Company.(20)

(13)(xx)(3)         Amendment, dated August 15, 2002, to the Participation
                    Agreement, dated June 8, 1999, between Registrant and
                    Principal Life Insurance Company.(20)

(13)(yy)            Participation Agreement, dated June 14, 1999, between
                    Registrant and Security First Life Insurance Company.(11)

(13)(zz)(1)         Participation Agreement, dated July 1, 1999, between
                    Registrant and Allstate Life Insurance Company.(11)

(13)(zz)(2)         Amendment No. 1, dated December 20, 2001, to the
                    Participation Agreement, dated July 1, 1999, between
                    Registrant and Allstate Life Insurance Company.(18)

(13)(aaa)           Participation Agreement, dated July 27, 1999, between
                    Registrant and Allianz Life Insurance Company of North
                    America.(11)

(13)(bbb)           Participation Agreement, dated July 27, 1999, between
                    Registrant and Preferred Life Insurance Company of New
                    York.(11)

(13)(ccc)           Participation Agreement, dated August 31, 1999, between
                    Registrant and John Hancock Mutual Life Insurance
                    Company.(11)

(13)(ddd)           Participation Agreement, dated August 31, 1999, between
                    Registrant and The United States Life Insurance Company in the City of New York.(11)

(13)(eee)(1)        Participation Agreement, dated November 1, 1999, between
                    Registrant and AETNA Insurance Company of America.(12)

(13)(eee)(2)        Amendment No. 1, dated November 17, 2000, to the
                    Participation Agreement, dated November 1, 1999, between
                    Registrant and AETNA Insurance Company of America.(18)

(13)(fff)           Participation Agreement, dated January 28, 2000, between
                    Registrant and Northbrook Life Insurance Company.(13)

(13)(ggg)           Participation Agreement, dated March 2, 2000, between
                    Registrant and GE Life and Annuity Assurance Company.(14)

(13)(hhh)           Participation Agreement, dated March 27, 2000, between
                    Registrant and Reliastar Life Insurance Company of New
                    York.(14)

(13)(iii)           Participation Agreement, dated March 27, 2000, between
                    Registrant and Northern Life Insurance Company.(14)

(13)(jjj)           Participation Agreement, dated March 27, 2000, between
                    Registrant and Reliastar Life Insurance Company.(14)

(13)(kkk)(1)        Participation Agreement, dated April 10, 2000, between
                    Registrant and Allmerica Financial Life Insurance and
                    Annuity Company.(14)

(13)(kkk)(2)        Amendment No. 1, dated December 1, 2000, to the
                    Participation Agreement, dated April 10, 2000, between
                    Registrant and Allmerica Financial Life Insurance and
                    Annuity Company.(18)

(13)(lll)           Participation Agreement, dated April 14, 2000, between
                    Registrant and United Investors Life Insurance Company.(14)

(13)(mmm)(1)        Participation Agreement, dated April 17, 2000, between
                    Registrant and Sun Life Insurance and Annuity Company of New
                    York.(14)

(13)(mmm)(2)        Amendment No. 1, dated April 27, 2000, to the Participation
                    Agreement, dated April 17, 2000, between Registrant and Sun
                    Life Insurance and Annuity Company of New York.(20)

(13)(mmm)(3)        Amendment No. 2, dated September 1, 2001, to the
                    Participation Agreement, dated April 17, 2000, between
                    Registrant and Sun Life Insurance and Annuity Company of New
                    York.(20)

(13)(mmm)(4)        Amendment No. 3, dated April 1, 2002, to the Participation
                    Agreement, dated April 17, 2000, between Registrant and Sun
                    Life Insurance and Annuity Company of New York.(20)

(13)(mmm)(5)        Amendment No. 4, dated December 31, 2002, to the
                    Participation Agreement, dated April 17, 2000, between
                    Registrant and Sun Life Insurance and Annuity Company of New
                    York.(20)

(13)(nnn)           Participation Agreement, dated August 1, 2000, between
                    Registrant and Kansas City Life Insurance Company.(14)

(13)(ooo)(1)        Participation Agreement, dated September 25, 2000, between
                    Registrant and Security Life of Denver Insurance
                    Company.(14)

(13)(ooo)(2)        Amendment No. 1, dated September 5, 2001, to the Private
                    Placement Participation Agreement, dated September 25, 2000, between Registrant and Security Life of Denver Insurance
                    Company.(18)

(13)(ppp)(1)        Participation Agreement, dated February 26, 1999, between
                    Registrant and American General Life Insurance Company.(18)

(13)(ppp)(2)        Amendment No. 1, dated November 1, 2000, to the
                    Participation Agreement, dated February 26, 1999, between
                    Registrant and American General Life Insurance Company.(18)

(13)(qqq)(1)        Participation Agreement, dated April 3, 2000, between
                    Registrant and First Cova Life Insurance Company.(18)

(13)(qqq)(2)        Amendment No. 1, dated February 12, 2001, to the
                    Participation Agreement, dated December 31, 1997, between
                    Registrant and First Met Life Investors Insurance Company
                    (formerly, First Cova Life Insurance Company).(18)

(13)(rrr)           Participation Agreement, dated February 1, 2001, between
                    Registrant and Peoples Benefit Life Insurance Company.(18)

(13)(sss)           Participation Agreement, dated March 28, 2001, between
                    Registrant and Security Benefit Life Insurance Company.(18)

(13)(ttt)           Participation Agreement, dated March 29, 2001, between
                    Registrant and Phoenix Home Life Mutual Insurance
                    Company.(18)

(13)(uuu)           Participation Agreement, dated March 29, 2001, between
                    Registrant and Phoenix Life and Annuity Company.(18)

(13)(vvv)           Participation Agreement, dated March 29, 2001, between
                    Registrant and PHL Variable Insurance Company.(18)

(13)(www)           Participation Agreement, dated April 4, 2001, between
                    Registrant and Annuity Investors Life Insurance Company.(18)

(13)(xxx)           Participation Agreement, dated April 17, 2001, between
                    Registrant and Sun Life Insurance and Annuity Company of New
                    York.(18)

(13)(yyy)           Participation Agreement, dated April 30, 2001, between
                    Registrant and Western Reserve Life Assurance Co. of
                    Ohio.(18)

(13)(zzz)           Participation Agreement, dated July 13, 2001, between
                    Registrant and Golden American Life Insurance Company.(18)

(13)(aaaa)(1)       Participation Agreement, dated July 24, 2001, between
                    Registrant and Lincoln Benefit Life Company.(18)

(13)(aaaa)(2)       Amendment No. 1, dated December 18, 2002, to the
                    Participation Agreement, dated July 24, 2001, between
                    Registrant and Lincoln Benefit Life Company.(20)

(13)(bbbb)          Participation Agreement, dated October 1, 2001, between
                    Registrant and The Travelers Life and Annuity Company.(18)

(13)(cccc)          Participation Agreement, dated November 1, 2001, between
                    Registrant and The American Life Insurance Company of New
                    York.(18)

(13)(dddd) Accounting Services Agreement, dated March 31, 1993, between the Registrant and State Street Bank and Trust Company.(4)

(13)(eeee)          Agreement and Plan of Reorganization, dated December 7,
                    1999, between Registrant and AIM Variable Insurance
                    Funds.(12)

(13)(ffff)          Participation Agreement, dated March 4, 2002, between
                    Registrant and Minnesota Life Insurance Company.(19)

(13)(gggg)          Participation Agreement, dated May 1, 2002, between
                    Registrant and AUSA Life Insurance Company, Inc.(20)

(13)(hhhh)          Participation Agreement, dated October 1, 2002, between
                    Registrant and CUNA Mutual Life Insurance Company.(20)

(13)(iiii)(a)       Memorandum of Agreement between Registrant, on behalf of AIM
                    V.I. Basic Value Fund and AIM V.I. Mid Cap Equity Fund, and
                    A I M Advisors, Inc., dated July 1, 2001.(18)

(13)(iiii)(b)       Memorandum of Agreement, between Registrant, on behalf of
                    AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Equity Fund,
                    and A I M Advisors, Inc. regarding securities lending, dated
                    July 1, 2001.(18)

(13)(jjjj)(a)       Form of Memorandum of Agreement between Registrant, on
                    behalf of AIM V.I. Large Cap Growth Fund and AIM V.I. Small
                    Cap Equity Fund, and A I M Advisors, Inc.(21)

(13)(jjjj)(b)       Form of Memorandum of Agreement between Registrant, on
                    behalf of AIM V.I. Large Cap Growth Fund and AIM V.I. Small
                    Cap Equity Fund, and A I M Advisors, Inc. regarding
                    securities lending.(21)

(14)(a)             Consent of Independent Certified Public Accountants, Messrs.
                    Tait, Weller and Baker, is filed herewith.

(14)(b)             Consent of PricewaterhouseCoopers, LLP is filed herewith.

(15)                Not Applicable

(16)                Powers of Attorney for Baker, Bayley, Bunch, Crockett,
                    Dowden, Dunn, Fields, Frischling, Lewis, Mathai-Davis,
                    Pennock, Quigley, Sklar, Soll, and Williamson are filed herewith.

(17) Form of Proxies relating to the Special Meeting of Shareholders are filed herewith.

-------------------
(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on April 19, 1993.

(2) Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed on November 3, 1994.

(3) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, filed on April 26, 1995.

(4) Incorporated herein be reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed electronically on April 29, 1996.

(5) Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, filed electronically on April 23, 1997.

(6) Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed electronically on February 13, 1998.

(7) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed electronically on October 2, 1998.

(8) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed electronically on February 18, 1999.

(9) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, filed electronically on April 29, 1999.

(10) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed electronically on July 13, 1999.

(11) Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed electronically on September 28, 1999.

(12) Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed electronically on February 16, 2000.

(13) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed electronically on February 17, 2000.

(14) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed electronically on February 16, 2001.

(15) Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed electronically on April 12, 2001.

(16) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed electronically on May 29, 2001.

(17) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed electronically on July 18, 2001.

(18) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed electronically on February 12, 2002.

(19) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed electronically on April 30, 2002.

(20) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed electronically on April 29, 2003.

(21) Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A, filed electronically on June 18, 2003.

(22) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, filed electronically on February 13, 2004.

ITEM 17.    UNDERTAKINGS.

      (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Houston and State of Texas, on the 24th day of September, 2004.

                                               AIM VARIABLE INSURANCE FUNDS

                                               By: /s/ Robert H. Graham
                                                   -----------------------------
                                                   Robert H. Graham
                                                   President

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 24th of September, 2004.

           SIGNATURE                            TITLE                    DATE

/s/ Robert H. Graham
--------------------------------
Robert H. Graham                     Chairman, Trustee & President      09/24/04
                                     (Principal Executive Officer)

/s/ Bob R. Baker*
--------------------------------
Bob R. Baker                                    Trustee                 09/24/04

/s/ Frank S. Bayley*
--------------------------------
Frank S. Bayley                                 Trustee                 09/24/04

/s/ James T. Bunch*
--------------------------------
James T. Bunch                                  Trustee                 09/24/04

/s/ Bruce L. Crockett*
--------------------------------
Bruce L. Crockett                               Trustee                 09/24/04

/s/ Albert R. Dowden*
--------------------------------
Albert R. Dowden                                Trustee                 09/24/04

/s/ Edward K. Dunn, Jr. *
--------------------------------
Edward K. Dunn, Jr.                             Trustee                 09/24/04

/s/ Jack M. Fields*
--------------------------------
Jack M. Fields                                  Trustee                 09/24/04

/s/ Carl Frischling*
--------------------------------
Carl Frischling                                 Trustee                 09/24/04

/s/ Gerald J. Lewis*
--------------------------------
Gerald J. Lewis                                 Trustee                 09/24/04

/s/ Prema Mathai-Davis*
--------------------------------
Prema Mathai-Davis                              Trustee               09/24/04

/s/ Lewis F. Pennock*
--------------------------------
Lewis F. Pennock                                Trustee               09/24/04

/s/ Ruth H. Quigley*
--------------------------------
Ruth H. Quigley                                 Trustee               09/24/04

/s/ Louis S. Sklar*
--------------------------------
Louis S. Sklar                                  Trustee               09/24/04

/s/ Larry Soll*
--------------------------------
Larry Soll                                      Trustee               09/24/04

/s/ Mark H. Williamson*
--------------------------------
Mark H. Williamson                        Trustee & Executive         09/24/04
                                             Vice President

/s/ Sidney M. Dilgren
--------------------------------
Sidney M. Dilgren                      Vice President & Treasurer     09/24/04
                                       (Principal Financial and
                                          Accounting Officer)

*By: /s/ Robert H. Graham
     ----------------------
Robert H. Graham
Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT NO.
   11         Opinion and Consent of Foley & Lardner, LLP.

   12         Form of Tax Opinion.

   14(a) Consent of Independent Certified Public Accountants, Messrs. Tait, Weller and Baker.

   14(b)      Consent of PricewaterhouseCoopers, LLP

   16 Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Dunn, Fields, Frischling, Lewis, Mathai-Davis, Pennock, Quigley, Sklar, Soll, and Williamson.

   17         Form of Proxies relating to the Special Meeting of Shareholders.